UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities and Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Avis Budget Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2016

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Avis Budget Group, Inc., which will be held at the DoubleTree by Hilton Downtown Wilmington—Legal District, 700 N. King Street, Wilmington, Delaware 19801 on Wednesday, May 25, 2016, at 11:00 a.m., Eastern Time. We look forward to greeting as many of our stockholders as possible.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other information concerning our company of which you should be aware when you vote your shares.

Your vote is important to us. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting.

On behalf of the Board of Directors and the employees of Avis Budget Group, Inc., we would like to thank you for being a stockholder and express our appreciation for your ongoing support of our Company.

Sincerely,

Larry D. De Shon
Chief Executive Ofﬁcer and
Chief Operating Ofﬁcer

Ronald L. Nelson
Executive Chairman of the Board

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Notice of 2016 Annual Meeting
of Stockholders

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Avis Budget Group, Inc. (the “Company”) will be held on Wednesday, May 25, 2016, at 11:00 a.m. Eastern Time, at the DoubleTree by Hilton Downtown Wilmington—Legal District, 700 N. King Street, Wilmington, Delaware 19801 (the “Meeting”), to consider and vote upon the following matters:

1.

To elect as directors the thirteen nominees named in the accompanying proxy statement for a one-year term expiring in 2017 and until his or her successor is duly elected and qualiﬁed or until his or her earlier resignation or removal.

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting ﬁrm for ﬁscal year 2016.
3.	To provide advisory approval of the compensation of our named executive ofﬁcers.
4.	To approve the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan.
5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has ﬁxed the close of business on March 28, 2016 as the record date for the Meeting. Only stockholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder, for any purpose germane to the Meeting, at the Meeting and for ten days prior to the Meeting during ordinary business hours at 6 Sylvan Way, Parsippany, New Jersey 07054, the Company’s principal place of business.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 25, 2016

The Company’s Proxy Statement on Schedule 14A,
form of proxy card and 2015 Annual Report on Form 10-K
are available at:

www.edocumentview.com/CAR

By Order of the Board of Directors

Jean M. Sera
Senior Vice President & Corporate Secretary

Dated: March 29, 2016

Proxy Statement

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2016 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement, including under "Executive Compensation," which includes a deﬁnition and reconciliation of Adjusted EBITDA. This summary does not contain all of the information that you should consider and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

•	Date and Time	May 25, 2016 11:00 a.m. Eastern Time
•	Place	DoubleTree by Hilton Downtown Wilmington—Legal District 700 N. King Street Wilmington, Delaware 19801
•	Record Date	March 28, 2016

Voting Matters and Vote Recommendations

Voting Matters	Proposal No.	Our Board’s Vote Recommendation
Election of Directors (page 44)	1	“FOR” all thirteen director nominees
Ratiﬁcation of Appointment of Auditors (pages 45-46)	2	“FOR”
Advisory Approval of the Compensation of our Named Executive Ofﬁcers (page 47)	3	“FOR”
Approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (pages 48-53)	4	“FOR”

Corporate Governance Highlights

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More than 80% of directors are independent

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Independent Presiding Director

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All members of Compensation, Corporate Governance and Audit Committees are independent

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Annual election of the entire Board

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Majority voting with a director resignation policy for directors in uncontested elections

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Robust executive and director stock ownership guidelines

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No incumbent director nominee who served on the Board in 2015 attended less than 75% of Board and Committee meetings held in 2015

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Policy requiring annual performance evaluation of the Board

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2015 Company Performance

Our Company reported record results in 2015, achieving $8.5 billion in revenue and $903 million in Adjusted EBITDA, a year-over-year increase of 3%.  On a constant-currency basis, our revenue and Adjusted EBITDA grew 5% and 9%, respectively.  We also returned capital to our shareholders in 2015 through the repurchase of a record 8.8 million shares of common stock, representing 8% of our outstanding shares.  In spite of these records, our 2015 ﬁnancial results were below the business plan goals we set for ourselves, and in 2015 our stock price declined, after having increased from $10.72 to $66.33 over the prior three years.  Since 2011, we have spent more than $1.0 billion on share and convertible note repurchases, which together have reduced our diluted share count by 22% from its peak in 2011. Our 2015 ﬁnancial results reﬂect a continued focus on managing costs and driving efﬁciency as well as more investment in technology than ever before.

2015 Financial Performance Chart
(Year-over-Year Increase)
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
5%
0%
9%
3%
Revenue
Adjusted EBITDA
Actual
Constant Currency

2015 Compensation for our Named Executive Ofﬁcers

In 2015, following a long-standing succession planning process, our Board of Directors (the “Board”) announced that it had selected Larry D. De Shon as the Company's next chief executive ofﬁcer, effective January 1, 2016, succeeding Ronald L. Nelson, who held the position since 2006. Mr. De Shon was also appointed to the Board. Mr. Nelson has agreed to continue as executive chairman to ensure a smooth transition of CEO responsibilities to Mr. De Shon.

In addition, David B. Wyshner assumed the role of the Company's President, effective January 1, 2016, adding to his responsibilities as Chief Financial Ofﬁcer. Mark J. Servodidio, formerly Managing Director, Europe, was promoted and assumed Mr. De Shon's regional leadership responsibilities as President, International, and Joseph Ferraro continues to lead the Company's Americas region as President, Americas.

We believe that the management transitions described above have been implemented seamlessly and that the Company had a strong internal talent pool to draw upon to ﬁll its leadership positions because of the Company’s successful talent development efforts over the last several years.

Compensation for our named executive ofﬁcers in 2015 increased primarily as a result of the implementation of our succession plan, as described above. In connection with this plan, Mr. De Shon and Mr. Wyshner each received a special promotion restricted stock unit award with a grant date value of $3.0 million, and Mr. Nelson received a special transition restricted stock unit award with a grant date value of $2.0 million. Because our 2015 global Adjusted EBITDA results were below our business plan goals, most of our named executive ofﬁcers received below-target payouts under the annual incentive program in keeping with our pay-for-performance philosophy.

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About the Annual Meeting

Why am I receiving these proxy materials?

The Board of Directors of Avis Budget Group, Inc. (the “Company” or “Avis Budget”) is soliciting your vote at the 2016 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the “Meeting”), to be held Wednesday, May 25, 2016 at 11:00 a.m. Eastern Time, at the DoubleTree by Hilton Downtown Wilmington—Legal District, 700 N. King Street, Wilmington, Delaware 19801, for the purposes set forth in this Proxy Statement. On or about April 4, 2016, the Company will ﬁrst mail to certain stockholders of record the Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement online, or in the alternative, request a paper copy of the proxy materials and a proxy card, and also will ﬁrst mail to certain other stockholders this Proxy Statement and proxy card.

What items will I be voting on and what are the Board’s voting recommendations?

Proposal	Board’s Voting Recommendation
No. 1: Election of Directors (see page 44)	“FOR” each nominee
No. 2: Ratiﬁcation of Appointment of Auditors (see pages 45-46)	“FOR”
No. 3: Advisory Approval of the Compensation of our Named Executive Ofﬁcers (see page 47)	“FOR”
No. 4: Approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (see pages 48-53)	“FOR”

Could other matters be decided at the Meeting?

The Board of Directors is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters properly come before the Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

How many votes do I have?

You will have one vote for every share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), you owned as of the close of business on March 28, 2016 (the “Record Date”).

How many votes can be cast by all stockholders?

95,281,721 votes, consisting of one vote for each of the Company’s shares of Common Stock that were outstanding on the Record Date. There is no cumulative voting, and the holders of the Common Stock vote together as a single class.

How many votes must be present to hold the Meeting?

One-third of the outstanding shares of Common Stock entitled to vote at the Meeting, or 31,760,574 votes, must be present, in person or by proxy, to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

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How many votes are required to elect directors and adopt the other proposals?

Proposal	Vote Requirement	Impact of Abstentions
No. 1: Election of Directors

•

Uncontested Election: Directors are elected by a majority of votes cast (number of votes cast “for” each nominee must exceed the number of votes cast “against” that nominee)

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Contested Election: Plurality of shares present, in person or by proxy, and entitled to vote

Not counted as votes cast “for” or “against” and will have no effect on the outcome
No. 2: Ratiﬁcation of Appointment of Auditors	Majority of shares present, in person or by proxy, and entitled to vote	Counted and will have the same effect as a vote against such proposal
No. 3: Advisory Approval of the Compensation of our Named Executive Ofﬁcers	Majority of shares present, in person or by proxy, and entitled to vote	Counted and will have the same effect as a vote against such proposal
No. 4: Approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan	Majority of shares present, in person or by proxy, and entitled to vote	Counted and will have the same effect as a vote against such proposal

Under the by-laws of the Company, each incumbent director is required to submit a contingent, irrevocable resignation that the Board of Directors may accept if the director fails to receive the required vote for election or re-election in an uncontested election. The Corporate Governance Committee is required to make a recommendation to the Board as to the action to be taken with respect to the tendered resignation. The Board is required to act on the resignation within 90 days of the date of certiﬁcation of election results.

A broker non-vote occurs when a broker does not have discretion to vote on a particular proposal and the broker has not received instructions from the beneﬁcial owner of the shares of common stock as to how to vote on such proposal. If you hold your shares of Common Stock in “street name” and do not provide voting instructions to your broker within the required time frame before the Annual Meeting, your shares of Common Stock will not be voted by the broker for Proposal Nos. 1, 3 or 4, but the broker will have the discretion to vote your shares of Common Stock on Proposal No. 2. As a result, broker non-votes will have no effect on the outcome of Proposal Nos. 1, 3 or 4.

Why did certain stockholders receive in the mail a one-page Notice regarding Internet availability of this Proxy Statement rather than a printed copy?

To conserve natural resources and reduce costs, we are sending to a portion of our stockholders, based on ownership level, a Notice containing instructions on how to access this Proxy Statement online, as permitted by Securities and Exchange Commission (“SEC”) rules. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of this Proxy Statement in the mail. Instructions on how to access this Proxy Statement over the Internet or how to obtain printed copies, if you prefer, are set forth in such Notice.

How do I vote?

You should submit your proxy or voting instructions as soon as possible. If you received or requested printed copies of the proxy materials by mail, the materials will include a proxy card, for registered stockholders (that is, if you hold your stock directly in your name through our transfer agent), or a vote instruction form (“VIF”) for beneﬁcial owners (if your shares are held in “street name” such as in a stock brokerage account, by a bank or other nominee). Whether you are a registered stockholder or hold any of your shares in “street name,” you may vote in the following ways:

By Phone	By Internet
If you received or requested printed copies of the proxy materials by mail, in the U.S. or Canada, vote by dialing the number on the proxy card/VIF	Follow the instructions included on the proxy card/VIF or Notice of Internet Availability
By Mail	In Person
If you received or requested printed copies of the proxy materials by mail, vote by marking, dating and signing the proxy card or VIF and returning it promptly in the envelope provided	Attend the Meeting and vote in person. If you hold any shares in “street name,” you may not vote in person unless you bring with you a legal proxy from the organization that holds your shares

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In all cases, the deadline for voting by telephone or via the Internet is 11:59 p.m., Eastern Time, on May 24, 2016.

Can I change my vote?

Yes. You may revoke your proxy at any time prior to the voting at the Meeting if, in accordance with the voting procedures described above, you:

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vote again (including by phone or Internet by the applicable deadline); or

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complete, sign, date and return a new proxy card or VIF with a later date; or

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give timely written notice of such revocation to our Corporate Secretary at 6 Sylvan Way, Parsippany, N.J. 07054; or

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attend the Meeting and vote in person.

What if I do not vote for some of the proposals?

Shares of Common Stock represented by proxies received by the Company (whether through the return of a proxy card or VIF), that do not contain voting instructions, or if you vote by telephone or electronically via the Internet without indicating how you want to vote, your shares will be voted:

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“FOR” the election of all thirteen nominees for the Board of Directors (Proposal No. 1);

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“FOR” the ratiﬁcation of the appointment of auditors (Proposal No. 2);

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“FOR” the proposal regarding advisory approval of the compensation of our named executive ofﬁcers (Proposal No. 3); and

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“FOR” the approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (Proposal No. 4).

How do participants in savings plans vote?

If you hold shares of Common Stock in the “Avis Budget Group, Inc. Employee Savings Plan” or the “AB Car Rental Services Retirement Savings Plan for Bargaining Hourly Employees” (collectively, the “Savings Plans”), you will receive a proxy card that covers shares of Common Stock held for you in the Savings Plans. In accordance with the provisions of the Savings Plans, the respective trustees will vote your shares of Common Stock as you have directed. To the extent such instructions are not received prior to noon Eastern Time on May 18, 2016, the trustees of the Savings Plans will vote the shares of Common Stock with respect to which it has not received instructions proportionately in accordance with the shares of Common Stock for which it has received instructions. Instructions given with respect to shares of Common Stock in accounts of the Savings Plans may be changed or revoked only in writing, and no such instructions may be revoked after noon Eastern Time on May 18, 2016. Participants in the Savings Plans are not entitled to vote in person at the Meeting.

Do I need a ticket to attend the Meeting?

Yes. Admission will be by ticket only. Admission to the Meeting will be expedited if tickets are obtained in advance.

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Registered stockholders: Bring the bottom portion of the proxy card enclosed with this Proxy Statement (or obtained via the Internet) as your Meeting ticket. Notices will not be accepted as a Meeting ticket.

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Beneﬁcial owners: If you own shares of Common Stock through an intermediary, such as a bank or broker, request tickets in writing from the Corporate Secretary at Avis Budget Group, Inc., 6 Sylvan Way, Parsippany, N.J. 07054. Please include proof of ownership, such as a bank or brokerage ﬁrm account statement or letter from the broker, trustee, bank or nominee holding your stock, conﬁrming beneﬁcial ownership as of the Record Date.

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Stockholders without advance tickets: Stockholders who do not obtain tickets in advance may obtain tickets on the Meeting date at the registration desk upon verifying their stock ownership as of the Record Date.

Attendance at the Meeting will be limited to stockholders as of the Record Date, their authorized representatives and guests of the Company. Tickets may be issued to others at the discretion of the Company. In accordance with the Company’s security procedures, all persons attending the Meeting must present picture identiﬁcation along with their admission ticket or proof of beneﬁcial ownership in order to gain admission. Cameras and recording devices will not be permitted at the Meeting.

How can I ﬁnd the voting results of the Annual Meeting?

Voting results will be tallied by the inspector of election. The Company will report the ﬁnal results in a Current Report on Form 8-K, to be ﬁled with the SEC within four business days following the Meeting.

How can I access the Company’s proxy materials and annual report electronically?

This Proxy Statement and the Company’s 2015 Annual Report may be viewed online at www.edocumentview.com/CAR. If you are a stockholder of record, you can elect to receive future annual reports and

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proxy statements electronically by following the instructions provided if you vote via the Internet or by telephone, or by enrolling through the transfer agent’s website at www.envisionreports.com/CAR. If you choose this option, you will receive a proxy form in April 2017 listing the website locations where proxy materials will be posted, and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your shares of Common Stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

How does a stockholder nominate someone to be a director?

Director nominations may be made by a stockholder so long as the qualifying stockholder follows the procedures outlined in the amended and restated by-laws of the Company. Pursuant to our by-laws, for a nomination to be made by a stockholder, such stockholder must have given the proper notice within the speciﬁc time limits set forth in the relevant provision therein. For the 2017 annual meeting, the Company must receive this notice on or before February 24, 2017. Such notice and nomination should be submitted in writing to the Corporate Secretary of the Company and should include the information required for stockholder nominations set forth in the Company’s by-laws.

A copy of the full text of the Company’s by-law provision describing the procedure for stockholder nominations may be accessed in the “Investor Relations—Corporate Governance” section of the Company’s website at www.avisbudgetgroup.com. Nothing contained in any section of the Company’s website is incorporated by reference into this Proxy Statement.

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Corporate Governance

Board of Directors

The Board of Directors (the “Board”) currently consists of thirteen members. Each of the directors elected at the Meeting will serve for a term of one year expiring at the 2017 annual meeting of stockholders and until his or her successor is duly elected and qualiﬁed or until his or her earlier resignation or removal. The name of each present director, his or her position with the Company, and principal occupations and directorships held with other public companies during the past ﬁve years are set forth below. In addition to the information presented below regarding each director’s experience, skills and attributes that contribute to the effectiveness of the Board as a whole, we believe each director possesses valuable business management and leadership skills, demonstrates an ability to exercise sound judgment and business acumen, and brings unique perspective to the Board.

Biographical Information for Nominees

RONALD L. NELSON

Executive Chairman of the Board
Board Committees: Executive (Chair)

Mr. Nelson, age 63, has been Chairman of the Board of Avis Budget Group, Inc. since August 2006, and was a member of the Board of Cendant Corporation (as we were previously known) from April 2003 to August 2006. Mr. Nelson served as Chief Executive Ofﬁcer of the Company from August 2006 until December 31, 2015, and also held the titles of President and Chief Operating Ofﬁcer from June 2010 until October 2015. Previously, Mr. Nelson held several executive ﬁnance and operating roles, starting in April 2003, with Cendant Corporation, including as Chief Financial Ofﬁcer and President. From November 1994 to March 2003, Mr. Nelson was Co-Chief Operating Ofﬁcer of DreamWorks SKG. Prior thereto, he was Executive Vice President, Chief Financial Ofﬁcer and a director at Paramount Communications, Inc., formerly Gulf + Western Industries, Inc. Mr. Nelson serves on the boards of Convergys Corporation and Hanesbrands, Inc., which both ﬁle reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Chief Executive Ofﬁcer, Chief Financial Ofﬁcer and Chief Operating Ofﬁcer experience

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Extensive Company and industry experience

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Signiﬁcant operating and ﬁnancial expertise

LARRY D. DE SHON

Board Committees: Executive

Mr. De Shon, age 56, has been Chief Executive Ofﬁcer and Chief Operating Ofﬁcer of Avis Budget Group, Inc. since January 1, 2016 and has been a director since October 2015. Previously, Mr. De Shon held the title of President and Chief Operating Ofﬁcer from October 2015 through December 2015, President, International from January 2015 until October 2015, President, Europe, Middle East and Africa (“EMEA”) from October 2011 until January 2015, and Executive Vice President, Operations from October 2006 through October 2011. Prior to joining the Company, Mr. De Shon spent 28 years at United Airlines, starting as a customer service representative and advancing to hold a number of positions of increasing responsibility during his tenure, including Senior Vice President positions in marketing, on-board service and global airport operations.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Chief Executive Ofﬁcer experience

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Extensive operating experience

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International experience

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Signiﬁcant Company and industry experience

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ALUN CATHCART

Board Committees: Audit

Mr. Cathcart, age 72, has been a director since October 2011. Mr. Cathcart was non-executive Chairman of the Board of Avis Europe Plc from May 2004 through October 2011 and also served as Chairman of the Nominations Committee and a member of the Remuneration Committee. Mr. Cathcart served as a member of the Board of Avis Europe from 1997 until it was acquired by Avis Budget Group in 2011. From 1983 to 1999, Mr. Cathcart was Chairman and Chief Executive of Avis Europe and he also served as Interim Chief Executive from November 2003 until March 2004. Mr. Cathcart spent 14 years in executive positions in the transportation industry before joining Avis Europe in 1980. Mr. Cathcart serves as Chairman of Palletways Group Limited.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Chief Executive Ofﬁcer experience

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Extensive industry experience

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Broad international experience, particularly in Europe

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Financial expertise

BRIAN J. CHOI

Board Committees: Compensation

Mr. Choi, age 32, has been a director since January 2016. Mr. Choi is a partner at SRS Investment Management LLC and certain of its afﬁliates and has served in various roles at SRS since October 2008. Previously, Mr. Choi was at Metalmark Capital from 2007 to 2008 and he also served as an analyst in the Leveraged Finance Group at Lehman Brothers from 2005 to 2007. Mr. Choi was appointed to the Board pursuant to the terms of a cooperation agreement dated January 25, 2016 between our Company and SRS Investment Management, our largest stockholder at such time (the “Cooperation Agreement”).

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Financial expertise

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Industry expertise

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Diverse personal background

MARY C. CHOKSI

Board Committees: Audit, Corporate Governance

Ms. Choksi, age 65, has been a director since March 2007. Ms. Choksi has been a Senior Advisor at Strategic Investment Group since August 2015. Previously, Ms. Choksi was Founding Partner and Senior Managing Director of Strategic Investment Group (“Strategic”), an investment management group founded in 1987, which designs and implements global investment strategies for large institutional and individual investors. Within Strategic, Ms. Choksi has been a member of the investment strategy group charged with overseeing the asset mix of globally diversiﬁed client portfolios, has supervised reporting to all clients and has had responsibilities in corporate planning. Ms. Choksi was also a Founding Partner and, until May 2011, a Managing Director at Emerging Markets Investors Corporation (“EMI”). EMI and its successor, Ashmore EMM, manage portfolios of marketable equities in the emerging markets of Asia, Europe, Latin America, Africa and the Middle East on behalf of institutional and private investors. Prior to the establishment of Strategic and EMI, Ms. Choksi worked in the Pension Investment Division of the World Bank, which was responsible for investing the institution's pension plan. Before joining the Bank's ﬁnance complex, she worked for nine years in the development arm of the Bank, working on South and Southeast Asia. Ms. Choksi also serves on the board of Omnicom Group Inc., which ﬁles reports pursuant to the Exchange Act, and is a member of Omnicom's Audit and Finance Committees. Ms. Choksi also serves as a trustee of various mutual funds in the Franklin Funds family.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Financial and executive management expertise

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Broad international experience

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Diverse personal background

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LEONARD S. COLEMAN

Presiding Director
Board Committees: Compensation, Corporate Governance (Chair)

Mr. Coleman, age 67, has been a member of the Board of Avis Budget Group, Inc. since August 2006, and was a member of the Board of Cendant Corporation (as we were previously known) from 1997 to August 2006. Mr. Coleman was a Senior Advisor to Major League Baseball from 1999 to December 2005. Mr. Coleman was the President of The National League of Professional Baseball Clubs from 1994 to 1999, having served from 1992 to 1994 as Executive Director, Market Development of Major League Baseball. Previously, Mr. Coleman was a municipal ﬁnance banker for Kidder, Peabody & Company. Prior to joining Kidder, Mr. Coleman served as commissioner of the New Jersey Department of Community Affairs and the Department of Energy, and chairman of the Hackensack Meadowlands Development Commission and the New Jersey Housing and Mortgage Finance Agency. He also served as the vice chairman of the State Commission on Ethical Standards, and a member of the Economic Development Authority, Urban Enterprise Zone Authority, Urban Development Authority, State Planning Commission and New Jersey Public Television Commission. Mr. Coleman is also a director of the following corporations which ﬁle reports pursuant to the Exchange Act: Aramark Holdings Corporation, Electronic Arts Inc. and Omnicom Group Inc. Mr. Coleman previously served on the board of Churchill Downs Incorporated.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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History with the Company

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Public service background

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Executive management experience

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International experience

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Diverse personal background

JEFFREY H. FOX

Board Committees: Compensation

Mr. Fox, age 54, has been a director since July 2013. Mr. Fox is a principal of The Circumference Group LLC, an investment and advisory ﬁrm which he founded in 2009. Mr. Fox was President and Chief Executive Ofﬁcer of Convergys Corporation from 2010 to November 2012, and then Executive Chairman until April 2013. Previously, Mr. Fox worked for Alltel Corporation as Chief Operating Ofﬁcer from 2007 through 2008, and as a Group President from 1996 until 2007. Prior to joining Alltel, Mr. Fox worked in investment banking for ten years with Stephens Inc., preceded by two years with Merrill Lynch, specializing in mergers and acquisitions advisory services. Mr. Fox also currently serves as non-executive Chairman of the Board of Convergys Corporation, a company that ﬁles reports pursuant to the Exchange Act.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Chief Executive Ofﬁcer and Chief Operating Ofﬁcer experience

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Technology expertise

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Signiﬁcant operating experience

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Financial expertise

JOHN D. HARDY, JR.

Board Committees: Compensation (Chair)

Mr. Hardy, 72, has been a director since April 2008. From 1973 until his retirement in 2008, Mr. Hardy was ﬁrst an associate and later a partner at the law ﬁrm of O'Melveny & Myers LLP, where he practiced corporate and securities law and served on the ﬁrm's compensation and bonus committee. From June 2008 through June 2009, Mr. Hardy was a partner at the law ﬁrm of Venable LLP, where he focused on recruitment and practice development for the ﬁrm's West Coast business practice.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

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Extensive legal background

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Signiﬁcant securities law expertise

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Compensation experience

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LYNN KROMINGA

Board Committees: Audit, Compensation

Ms. Krominga, age 65, has been a director since October 2006. Ms. Krominga is a management consultant and attorney. Since 1999, Ms. Krominga has been a consultant to private equity and venture capital investors, in which capacity she served in a number of operating and board positions, including Chief Executive Ofﬁcer of Fashion Wire Daily, Inc.; Director and member of the Audit Committee of AHAVA, a global cosmeceuticals company; and advisor to London-based Apax Partners for acquisitions in Israel and the United States. She is the former President (and founder) of the Revlon Worldwide Licensing Division, and previously served as General Counsel and as International Counsel for Revlon's global operations. Until January 2013 (when the company was sold), Ms. Krominga served as Lead Director of Sunrise Senior Living, Inc. From March through November 2008, she served as Chairman of the Board of Sunrise Senior Living; as Chairman of the Compensation Committee from 2008 to 2011; and as a member of the Audit, Compensation and Governance Committees from 2007 to 2013. Prior to joining Revlon, she was an attorney at American Express Company and an associate at Cleary, Gottlieb, Steen & Hamilton.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

•

Signiﬁcant legal, governance, licensing and regulatory expertise

•

International experience

•

Executive management experience and ﬁnancial expertise

•

Diverse personal background

EDUARDO G. MESTRE

Board Committees: Executive

Mr. Mestre, age 67, has been a director since July 2008. Mr. Mestre has been Senior Advisor of Global Advisory at Evercore Partners Inc., an independent investment banking advisory ﬁrm, since April 2014. From February 2012 until April 2014, he was a Senior Managing Director and Chairman of Global Advisory of Evercore Partners, and from October 2004 until February 2012, he was a Vice Chairman of Evercore Partners. Prior to joining Evercore, Mr. Mestre served as Chairman of Investment Banking at Citigroup, among numerous leadership positions he held during a 27-year career there. Mr. Mestre also serves as a director of Comcast Corporation, a company that ﬁles reports pursuant to the Exchange Act.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

•

Financial expertise

•

Extensive advisory experience

•

Diverse personal background

F. ROBERT SALERNO

Board Committees: Executive

Mr. Salerno, age 64, has been a director since August 2006. Mr. Salerno was previously Vice Chairman of the Company from June 2010 through December 2011, and President and Chief Operating Ofﬁcer of the Company from August 2006 to June 2010. For nearly 30 years, Mr. Salerno held numerous leadership positions with the Company, including as chief executive of Cendant's vehicle rental business and as President and Chief Operating Ofﬁcer of Avis from 1996 to November 2002. Mr. Salerno serves on the board of Norwegian Cruise Line Holdings, Ltd., which ﬁles reports pursuant to the Exchange Act.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

•

Chief Operating Ofﬁcer experience

•

Extensive Company and industry experience

•

Signiﬁcant operating experience

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STENDER E. SWEENEY

Board Committees: Audit (Chair), Corporate Governance

Mr. Sweeney, age 77, has been a director since August 2006. Mr. Sweeney has been a ﬁnancial advisor and equity investor in several privately held enterprises since 1998. In 1997, Mr. Sweeney served in a senior ﬁnancial and operating capacity for a joint venture between DreamWorks SKG and Paciﬁc Data Images. From 1995 to 1996, Mr. Sweeney was the Chief Executive Ofﬁcer and a director of Vehicle Information Network, a database management and marketing company. From 1994 to 1995, Mr. Sweeney was the Chief Financial Ofﬁcer and Principal of The Onyx Group, a shopping center development and management company. From 1968 to 1994, Mr. Sweeney served in various positions at The Times Mirror Company, the last eight years of which as Vice President, Finance. Mr. Sweeney serves on the board of the Payden & Rygel Investment Group, which ﬁles reports pursuant to the Exchange Act.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

•

Operating experience

•

Accounting expertise

•

Financial expertise

SANOKE VISWANATHAN

Board Committees: None

Mr. Viswanathan, age 40, has been a director since March 2016. Mr. Viswanathan has been the Chief Administrative Ofﬁcer of JPMorgan Chase & Co.’s Corporate & Investment Bank, overseeing technology, operations and controls since 2014.  Previously, Mr. Viswanathan was head of strategy, marketing and new business development for the Corporate & Investment Bank from 2012 to 2013 and head of corporate strategy for JPMorgan Chase from 2010 to 2012.  Prior to joining JPMorgan Chase, Mr. Viswanathan was a partner at McKinsey & Co. and co-head of its global corporate and investment banking practice, serving ﬁnancial institutions in Asia, Europe and North America on strategy, organization and risk management topics. Mr. Viswanathan has been on the Board of Sadler’s Wells Theatre in London since 2014. Mr. Viswanathan was appointed to the Board pursuant to the terms of the Cooperation Agreement.

Speciﬁc Qualiﬁcations, Attributes, Skills and Experience:

•

Technology, operating, strategy, marketing and business development experience

•

Risk management and controls expertise

•

Advisory experience

•

International experience

•

Diverse personal background

Functions and Meetings of the Board of Directors

The Company’s corporate governance guidelines, director independence criteria, committee charters, codes of conduct and other documents setting forth the Company’s corporate governance practices can be accessed in the “Investor Relations—Corporate Governance” section of the Company’s website at www.avisbudgetgroup.com.

Director Independence

To determine director independence, our Board of Directors reviews commercial and charitable relationships of each director to evaluate such director’s independence in accordance with the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”) and pursuant to our own director independence criteria, which can be accessed on our website at www.avisbudgetgroup.com. In conducting its review, the Board of Directors considers a number of factors, including the director’s and his or her family members’ relationships with the Company and its subsidiaries, afﬁliates, executive ofﬁcers and auditors and his or her relationships with foundations, universities and other non-proﬁt organizations to which the Company has made a certain level of contributions during the past three years.

After evaluating the factors described above, the Board of Directors has afﬁrmatively determined that eleven of our current directors are independent in accordance with NASDAQ corporate governance listing standards and our own director independence criteria. In determining that Mr. Viswanathan is independent, the Board of Directors considered that he is employed by JPMorgan Chase & Co. (“JPM”) and that JPM and its afﬁliates provide various commercial banking, investment banking and other ﬁnancial services to the Company and its subsidiaries for which they have received customary fees. However, the Board did not believe that the Company’s relationship with JPM impacted the independence of Mr. Viswanathan for the following reasons:

•

JPM is a large multi-national ﬁnancial institution; and the Company has had a relationship with JPM for many years prior to Mr. Viswanathan’s appointment to the

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Board as well as Mr. Viswanathan’s employment with JPM;

•

Mr. Viswanathan has no involvement (either in his capacity as a director of the Company or as an employee of JPM) in the selection of JPM to provide the services described above or the terms or pricing of any such services, and is not directly involved in the provision of services to the Company as his role with JPM involves primarily overseeing technology, operations and controls of JPM’s Corporate & Investment Bank segment;

•

the Company utilizes a variety of ﬁnancial institutions to provide commercial banking, investment banking and other ﬁnancial advisory services;

•

JPM was not involved in the process of Mr. Viswanathan being selected to serve on the Board; and

•

Mr. Viswanathan’s appointment was recommended to the Board by SRS pursuant to the Cooperation Agreement.

Independent Directors
Alun Cathcart Brian J. Choi Mary C. Choksi Leonard S. Coleman Jeffrey H. Fox	John D. Hardy, Jr. Lynn Krominga Eduardo G. Mestre F. Robert Salerno Stender E. Sweeney Sanoke Viswanathan

We also maintain a Corporate Governance Committee, a Compensation Committee and an Audit Committee, and all of the directors serving on these committees are independent based upon NASDAQ corporate governance listing standards and our own director independence criteria.

Board Leadership Structure

Our current Board leadership structure consists of:

•

Executive Chairman of the Board: Ronald L. Nelson;

•

Chief Executive Ofﬁcer: Larry D. De Shon;

•

Presiding Director (our independent lead director): Leonard S. Coleman; and

•

Fully independent Compensation, Corporate Governance and Audit Committees.

The Board of Directors, which is comprised of individuals who have extensive experience with board processes, has determined that the current leadership structure, as described above, best serves the Company and its stockholders.

The Board split the roles of Chief Executive Ofﬁcer and Chairman when Mr. Nelson stepped down from the role of Chief Executive Ofﬁcer at the end of 2015. However, the Board does not currently have a requirement that the roles of Chief Executive Ofﬁcer and Chairman of the Board be separated, because the Board believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the board and management team from time to time.

The Board believes that the recent implementation of a carefully considered succession plan demonstrates that the Board takes seriously its responsibility to determine who should serve as Chairman at any point in time in light of the speciﬁc circumstances facing our Company. In September 2015, after careful consideration, the Board determined that having Mr. Nelson serve as Chairman is in the best interest of the Company and its stockholders at this time. Mr. Nelson, who served as the Company’s Chairman and Chief Executive Ofﬁcer until December 31, 2015, currently continues to serve as our Chairman following Mr. De Shon’s appointment as Chief Executive Ofﬁcer effective as of January 1, 2016. Mr. Nelson’s knowledge of our Company’s operations and strategy provide a valuable resource to both the Board and Mr. De Shon, which has helped facilitate a smooth transition of the Chief Executive Ofﬁcer role. Mr. Nelson also has signiﬁcant knowledge of the people, information and resources necessary to facilitate effective communication between management and the Board, which contributes to an efﬁcient and effective board.

The independent members of the Board have designated Mr. Coleman to serve in the position of Presiding Director. The position of Presiding Director was established by the Board to designate an independent lead director whose primary responsibilities include:

•

presiding at all meetings of the Board at which the Chairman of the Board is not present, including periodic executive sessions of the independent members of the Board of Directors;

•

serving as liaison between the Chairman of the Board and the independent directors;

•

advising the Chairman of the Board with respect to information, meeting schedules and agendas sent to the Board;

•

providing advice with respect to the selection of committee chairs and performing other duties that the Board of Directors may from time to time delegate to assist it in the fulﬁllment of its responsibilities, including the authority to call meetings of the independent directors of the Board;

•

serving as the principal liaison for stockholder communications directed speciﬁcally to the Board;

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•

leading the Board’s annual self-evaluation;

•

leading the Board’s involvement in succession planning; and

•

assisting in assuring compliance with, and implementation of, the Corporate Governance Guidelines.

Such delegation of well-deﬁned responsibilities to a lead independent director helps ensure that an appropriate independent leadership structure is in place.

Mr. Coleman brings a history of leadership experience as a lead independent director. As our Presiding Director, Mr. Coleman provides the Board with independent leadership and facilitates the independence of the Board from management.

Risk Management and Risk Assessment

Management is responsible for assessing risk and for day-to-day risk management activities. The Board executes its oversight responsibility for risk assessment and risk management, acting directly and through its Committees, as follows:

Board/Committee	Responsibility/Role
Audit Committee	• Assists in the Board’s oversight of the Company’s:
▸ major ﬁnancial risk exposures and the steps management has undertaken to control such risks; ▸ risks associated with information technology and cybersecurity; and
▸ compliance with legal and regulatory requirements.
Compensation Committee	• Oversees risks associated with our compensation policies and practices with respect to executive compensation.
Corporate Governance Committee	• Oversees risks associated with corporate governance.
Full Board	• Receives reports from the Committees at every regular Board meeting.
• Considers speciﬁc risk topics.

•

Receives regular reports from members of senior management that include discussion of the risks and exposures involved in their respective areas of responsibility. Such reports are provided in connection with and discussed at Board meetings.

In 2016, consistent with past practice, management reviewed the Company’s compensation policies and practices for employees generally as they relate to risk management. As part of this process, management reviewed the Company’s incentive compensation programs applicable to all employees with the chairmen of the Audit and Compensation Committees and the compensation consultant engaged by the Compensation Committee to determine whether such programs create incentives that might motivate inappropriate or excessive risk-taking. In the course of such review, mitigating features of the Company’s incentive compensation programs were considered, including: (1) the Company’s recoupment policies; (2) that virtually all of the Company’s annual incentive programs allow for “downward discretion,” which permits the Company to reduce incentive compensation payouts; and (3) that executive ofﬁcers are subject to share ownership and retention guidelines. As a result of this process, there were no recommended changes to the Company’s incentive compensation programs.

Communicating with the Board of Directors

Stockholders and other interested parties may send communications directly to the Board of Directors by writing to the following address:

•

Board of Directors, c/o the Corporate Secretary, Avis Budget Group, Inc., 6 Sylvan Way, Parsippany, N.J. 07054.

In addition, all parties interested in communicating directly with the Presiding Director or with any other independent director may do so by writing to Avis Budget Group, Inc. at the same address, Attention: Presiding Director, c/o the Corporate Secretary or via e-mail at presiding.director@avisbudget.com. The Presiding Director is responsible for reviewing and distributing all interested parties’ communications received to the

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intended recipients and/or to the full Board of Directors, as appropriate.

Codes of Conduct

The Board of Directors has adopted a code of conduct that applies to all ofﬁcers and employees, including the Company’s principal executive ofﬁcer, principal ﬁnancial ofﬁcer and principal accounting ofﬁcer. The Board of Directors has also adopted a code of business conduct and ethics for directors. Both codes of conduct are available in the “Investor Relations—Corporate Governance” section of the Company’s website at www.avisbudgetgroup.com. The purpose of these codes of conduct is to promote honest and ethical conduct, including the ethical handling of actual or apparent conﬂicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be ﬁled by the Company; and to promote compliance with all applicable rules and regulations that apply to the Company and its ofﬁcers and directors.

Board of Directors Meetings

The Board of Directors held seven meetings during 2015. In 2015, all incumbent directors who served on the Board in 2015 attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which they served. We expect all directors to attend each regularly scheduled Board of Directors meeting. All directors are welcome to attend the Company’s annual meeting of stockholders, and our goal is for a representative of each of the Audit Committee, Compensation Committee and Corporate Governance Committee to be present at each annual meeting. The 2015 annual meeting of stockholders was attended by ﬁve directors, including the Chairman of each of the Audit, Compensation and Corporate Governance Committees.

Committees of the Board of Directors

The standing committees of the Board include: the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Executive Committee.

Name	Audit	Compensation	Corporate Governance	Executive
Alun Cathcart	✓
Brian J. Choi		✓
Mary C. Choksi	✓		✓
Leonard S. Coleman		✓	Chair
Larry D. De Shon				✓
Jeffrey H. Fox		✓
John D. Hardy, Jr.		Chair
Lynn Krominga	✓	✓
Eduardo G. Mestre				✓
Ronald L. Nelson				Chair
F. Robert Salerno				✓
Stender E. Sweeney	Chair		✓
Sanoke Viswanathan
Committee Meetings Held in 2015	8	7	4	--*

*	The Executive Committee acted solely by unanimous consent in 2015.

The charters of each of the Audit, Compensation and Corporate Governance Committees, respectively, can be found in the “Investor Relations—Corporate Governance” section of the Company’s website at www.avisbudgetgroup.com.

Audit Committee

The Audit Committee assists in the Board’s oversight of:

•

the integrity of the Company’s consolidated ﬁnancial statements;

•

the Company’s independent auditors’ qualiﬁcations and independence;

•

the performance of the Company’s independent auditors and the Company’s internal audit function;

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•

the Company’s compliance with legal and regulatory requirements;

•

the Company’s systems of disclosure controls and procedures, and internal controls over ﬁnancial reporting; and

•

the Company’s major ﬁnancial risk exposures and the steps management has undertaken to control such risks.

The Board of Directors has determined that all members of the Audit Committee are independent directors under the Company’s Director Independence Criteria and within the meaning of applicable NASDAQ rules, and that each member of the Audit Committee has the ability to read and understand fundamental ﬁnancial statements. The Board of Directors has determined that each member of the Audit Committee qualiﬁes as an “audit committee ﬁnancial expert” as deﬁned by the rules of the SEC, thereby satisfying NASDAQ’s “ﬁnancial sophistication” requirement.

Compensation Committee

The primary responsibilities of the Compensation Committee include to:

•

review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Ofﬁcer and determine and approve the Chief Executive Ofﬁcer’s compensation;

•

review and approve individual elements of total compensation for our other executive ofﬁcers;

•

review and approve our annual and long-term incentive compensation programs and plans;

•

review and approve all stock option and other equity awards;

•

assess the results of the Company’s most recent advisory vote on executive compensation; and

•

evaluate whether compensation arrangements for executive ofﬁcers incentivize unnecessary risk-taking.

We refer you to “Executive Compensation” below for additional information regarding the Compensation Committee’s processes and procedures.

The Board of Directors has determined that each member of the Compensation Committee is an independent director in accordance with NASDAQ listing standards and the Company’s Director Independence Criteria, an outside director for purposes of Section 162(m) of the Internal Revenue Code (the “Code”), and a non-employee director for purposes of Section 16 of the Exchange Act.

Corporate Governance Committee

General

The responsibilities of the Corporate Governance Committee include identifying and recommending to the Board of Directors appropriate director nominee candidates and providing oversight with respect to corporate governance matters. The Board of Directors has determined that each of the current members of the Corporate Governance Committee qualiﬁes as an independent director under applicable NASDAQ rules and the Company’s Director Independence Criteria.

In 2016, the Corporate Governance Committee voted to waive the mandatory retirement age contained in our Corporate Governance Guidelines with respect to Mr. Sweeney’s 2016 Board nomination. In reaching this determination, the Corporate Governance Committee considered Mr. Sweeney’s extensive knowledge and experience, his deep understanding of the Company’s business and his leadership as Chair of the Audit Committee, and concluded that the Corporation would beneﬁt from his continued service as a member of the Board. The Corporate Governance Committee will re-evaluate this waiver of Mr. Sweeney’s retirement on an annual basis.

Director Nomination Procedures

The Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of members of the Board of Directors. Nominees for director positions are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to the duties associated with being a member of the Board of Directors.

The Corporate Governance Committee will consider written proposals from stockholders for candidates to be nominees for director positions. In considering candidates submitted by stockholders, the Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualiﬁcations of the candidate. Any such proposal should be submitted to the Corporate Governance Committee, c/o the Corporate Secretary of the Company, at Avis Budget Group, Inc., 6 Sylvan Way, Parsippany, N.J. 07054, and should include the following: (a) the name of the stockholder and evidence of such stockholder’s beneﬁcial ownership of the shares of Common Stock, including the number of shares of Common Stock beneﬁcially owned and the length of time of such beneﬁcial ownership; and (b) the name of the candidate, such candidate’s resume or a listing of his or her

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qualiﬁcations to be a director of the Company and such candidate’s consent to be named as a director, if selected by the Corporate Governance Committee, nominated by the Board of Directors and elected. The written proposal should be submitted in the time frame and consistent with the requirements described in the by-laws of the Company and under the caption “Stockholder Proposals for 2017 Annual Meeting” below.

The Corporate Governance Committee’s process for identifying and evaluating candidates to be nominees to the Board of Directors is typically initiated by identifying a candidate who meets the criteria for selection as a nominee and has the speciﬁc qualities or skills being sought based on input from members of the Board of Directors and, if the Corporate Governance Committee deems appropriate, a third-party search ﬁrm which would help the Board to identify candidates. These candidates are evaluated by the Corporate Governance Committee by reviewing such candidates’ biographical information and qualiﬁcations and checking the candidates’ references. Qualiﬁed candidates are interviewed by at least one member of the Corporate Governance Committee. Using the input from this interview and other information, the Corporate Governance Committee evaluates whether the candidate is qualiﬁed to serve as a director and whether the Corporate Governance Committee should recommend to the Board of Directors that the Board nominate the candidate or elect the candidate to ﬁll a vacancy on the Board of Directors. Candidates recommended by the Corporate Governance Committee are presented to the Board of Directors for selection as nominees to be presented for the approval of the stockholders or for election to ﬁll a vacancy.

In general, the Corporate Governance Committee expects that a similar evaluation process would be used to evaluate candidates to be nominees for director positions recommended by stockholders.

As previously disclosed, pursuant to the Cooperation Agreement, the Company increased the size of the Board to twelve directors and appointed Mr. Choi to the Board and Compensation Committee, in January 2016, and subsequently increased the size of the Board to thirteen directors and appointed Mr. Viswanathan to the Board, in March 2016. The Corporate Governance Committee expects that an evaluation process similar to the one described above will be used to evaluate any replacement director, which may be recommended by SRS pursuant to the terms of the Cooperation Agreement. SRS has agreed to vote its shares of the Company’s common stock in favor of the Company’s nominees and other proposals at the 2016 Annual Meeting, subject to certain limited exceptions.

Diversity

While the Board has not adopted a formal policy with respect to diversity, the Corporate Governance Committee believes it is important that nominees for the Board represent diverse viewpoints and backgrounds. The Corporate Governance Committee is committed to advancing Board diversity, deﬁned to include differences of viewpoint, professional experience, education, skill, race, gender and national origin, and as speciﬁed in its charter, considers diversity in the mix of qualiﬁcations, experience, attributes or skills considered in its process of identifying and evaluating candidates to be nominees to the Board of Directors.

Executive Committee

The Executive Committee has and may exercise all of the powers of the Board of Directors when the Board of Directors is not in session, including the power to authorize the issuance of stock, except that the Executive Committee has no power to (a) alter, amend or repeal the by-laws or any resolution or resolutions of the Board of Directors, (b) declare any dividend or make any other distribution to the stockholders of the Company, (c) appoint any member of the Executive Committee, or (d) take any other action which legally may be taken only by the full Board of Directors.

Succession Planning

The Board of Directors is responsible for the development, implementation and periodic review of a succession plan for our Chief Executive Ofﬁcer and each senior executive, all of whom have been designated as members of our Senior Leadership Team (“SLT”).

In September 2015, the Company announced the implementation of a succession plan (the “2015 Succession Plan”) and announced the Board’s selection of Mr. De Shon, the Company’s then President, International, to become the Company’s next Chief Executive Ofﬁcer, effective January 1, 2016. In connection with the implementation of the 2015 Succession Plan, the Company also announced that David B. Wyshner would assume the role of President of the Company, effective January 1, 2016, in addition to his responsibilities as Chief Financial Ofﬁcer, and that Mark J. Servodidio, who was then Managing Director of Europe, would assume Mr. De Shon’s responsibilities in the International region.

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In developing the 2015 Succession Plan, the Board of Directors established a list of critical attributes and implemented a formal assessment process employing an external advisor to assess and develop successor candidates. The Board of Directors also oversaw the development of internal candidates, talent development plans, and engaged in mentoring to strengthen the skills and qualiﬁcations of such candidates.

Our Board of Directors believes that effective succession planning, and talent management and development play a critical role in safeguarding business capabilities, developing strong leadership quality and executive bench strength, and optimizing overall business development, operating performance, proﬁtability and shareholder value.

The Board of Directors views succession planning as a continual process and intends to continue to engage in succession planning consistent with the process described above.

The Board of Directors has also developed an “emergency” succession plan in the event of an unexpected disability or inability of our Chief Executive Ofﬁcer to perform his duties.

Related Person Transactions

There are no related person transactions that require reporting under SEC rules. The Company has adopted written procedures for the review, approval or ratiﬁcation of transactions with related persons that apply to any transaction, arrangement or relationship in which:

•

the Company (including any of its subsidiaries) was, is or will be a participant; and

•

any related person (i.e., a director, executive ofﬁcer, director nominee, or any greater than 5% beneﬁcial owner, or any immediate family member of the foregoing, or any entity in which any of the foregoing persons is employed, or is a partner, principal or in a similar position, or has any greater than 5% beneﬁcial interest) had, has or will have a direct or indirect interest.

Under the Company's related persons policy, transactions with related persons are reviewed in advance by the General Counsel and Chief Compliance Ofﬁcer and the Corporate Secretary of the Company, or in certain circumstances, as soon as possible thereafter. If it is determined by such ofﬁcers that the transaction is a related person transaction and the amount involved exceeds $120,000:

•

The transaction will be submitted for review to the Audit Committee, or, under certain circumstances, to the Chairman of the Audit Committee (the “Chair”).

•

The Audit Committee or the Chair will then consider all relevant facts and circumstances available.

•

The Audit Committee or the Chair will approve only those transactions, determined in good faith to be in, or not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee reviews on an annual basis contributions by the Company in excess of $1,000, in the aggregate (other than contributions made pursuant to the Company’s matching contribution program for employees and directors), to a charitable organization at which a related person is actively involved with fund-raising or serves as a director, trustee or in a similar capacity.

Shareholder Engagement

We regularly conduct engagement and outreach efforts in order to communicate with existing and prospective shareholders, lenders, research analysts, rating agencies, governance ﬁrms and others. In 2015, our key engagement activities included numerous group and one-on-one investor meetings, conference calls accessible to all shareholders following each of our quarterly earnings releases, presentations at various investor conferences, and our 2015 Annual Meeting of Stockholders. Numerous members of management, in addition to our Chief Executive Ofﬁcer and Chief Financial Ofﬁcer, participated in these activities, each of which contained opportunities for shareholders and other constituents to provide feedback to management. In addition, we typically hold an investor day, in alternating years, with presentations from several members of senior management, and, in the past, certain of our Board members have attended investor days as well as other investor meetings, in addition to attending the Annual Meeting of Stockholders.

Our investor relations department is the key point of contact for shareholder interaction with the Company. Stockholders and other interested parties may access investor information about our Company through our website at www.avisbudgetgroup.com. The investor relations department coordinates institutional investor meetings with management, appearances at investor conferences and our quarterly earnings calls. We consider shareholder requests to meet with members of our Board of Directors on a case-by-case basis.

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Security Ownership of Certain Beneﬁcial Owners

The following table sets forth information regarding beneﬁcial ownership of shares of Common Stock as of March 4, 2016, by (i) each person who is known by us to beneﬁcially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors and each of its named executive ofﬁcers (“NEOs”), and (iii) all of the Company’s directors and current executive ofﬁcers, as a group.

Name of Beneﬁcial Owner	Total Amount of Shares Beneﬁcially Owned(1)		Percent of Common Stock Owned(2)	Of the Total Number of Shares Beneﬁcially Owned, Shares which May be Acquired within 60 Days(3)
Principal Stockholders:**
SRS Investment Management, LLC(4) 1 Bryant Park, 39th Floor New York, N.Y. 10036	9,500,000		9.9%	—
Glenview Capital Management, LLC(5) 767 Fifth Avenue, 44th Floor New York, N.Y. 10153	9,393,116		9.8%	—
Fir Tree Inc.(6) 505 Fifth Avenue, 23rd Floor New York, N.Y. 10017	8,581,509		9.0%	—
Morgan Stanley(7) 1585 Broadway New York, N.Y. 10036	7,102,227		7.4%	—
The Vanguard Group, Inc.(8) 100 Vanguard Blvd. Malvern, Pa. 19355	6,599,359		6.9%	—
Iridian Asset Management LLC(9) 276 Post Road West Westport, Conn. 06880	6,529,587		6.8%
Marcato Capital Management LP(10) Four Embarcadero Center, Suite 2100 San Francisco, Cal. 94111	5,717,175		6.0%	—
Directors and Named Executive Ofﬁcers:(11)(12)
Ronald L. Nelson(13)	1,495,046		1.6%	585,000
Alun Cathcart	42,117		*	22,117
Brian J. Choi	736		*	736
Mary C. Choksi	58,563		*	24,463
Leonard S. Coleman	54,377		*	23,986
Larry D. De Shon	208,443		*	—
Jeffrey H. Fox	16,126		*	6,126
John D. Hardy, Jr.	19,186		*	19,186
Lynn Krominga	18,910		*	15,967
Eduardo G. Mestre	51,431		*	30,981
F. Robert Salerno	33,429		*	13,712
Stender E. Sweeney	35,255		*	34,032
Sanoke Viswanathan(14)	—		*	—
Joseph A. Ferraro	36,289		*	—
Mark J. Servodidio	89,425		*	—
David B. Wyshner	240,793		*	62,500
All Directors and Executive Ofﬁcers as a group (20 persons)	2,658,029	(15)	2.8%	926,463	(16)

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*	Amount represents less than 1% of outstanding Common Stock.
**	Information is based upon the assumption that there was no change in the beneﬁcial ownership of such shares of Common Stock from the publicly ﬁled information through March 4, 2016.
(1)

Shares beneﬁcially owned include (i) direct and indirect ownership of shares, (ii) vested stock option awards, (iii) restricted stock units and (iv) director deferred stock units that may be settled or exercised within 60 days of March 4, 2016.

(2)	Based on 95,679,907 shares of Common Stock outstanding on March 4, 2016.
(3)	Includes (i) vested stock option awards, (ii) restricted stock units and (iii) director deferred stock units that may be settled or exercised within 60 days of March 4, 2016.
(4)

Reﬂects beneﬁcial ownership of 9,500,000 shares of Common Stock by SRS Investment Management, LLC (“SRS”) and Karthik R. Sarma, as derived solely from information reported in a Schedule 13D/A under the Exchange Act, ﬁled with the SEC on March 4, 2016. Such Schedule 13D indicates that SRS and Mr. Sarma share voting and dispositive power over the shares of Common Stock. Such Schedule 13D/A also indicates that SRS and Mr. Sarma have economic exposure to, and may be deemed to beneﬁcially own, an additional 12,500,000 notional shares of Common Stock pursuant to cash-settled equity swaps. Such notional shares represent approximately 13.06% of the shares of Common Stock outstanding on March 4, 2016. The Schedule 13D/A indicates that SRS and Mr. Sarma do not have voting power or dispositive power with respect to the shares referenced in such swaps and disclaim beneﬁcial ownership of the shares underlying such swaps.

(5)

Reﬂects beneﬁcial ownership of 9,393,116 shares of Common Stock by Glenview Capital Management, LLC and Larry Robbins, as derived solely from information reported in a Schedule 13G under the Exchange Act, ﬁled with the SEC on February 16, 2016. Such Schedule 13G indicates that Glenview Capital Management, LLC and Mr. Robbins share voting and dispositive power over the shares of Common Stock.

(6)

Reﬂects beneﬁcial ownership of 8,581,509 shares of Common Stock by Fir Tree Inc., as derived solely from information reported in a Schedule 13G under the Exchange Act, ﬁled with the SEC on February 16, 2016. Such Schedule 13G indicates that the beneﬁcial ownership reported by Fir Tree Inc. includes 2,400,000 shares of Common Stock issuable upon the exercise of call options. Such Schedule 13G also indicates that Fir Tree Inc. has sole voting and dispositive power over the shares of Common Stock.

(7)

Reﬂects beneﬁcial ownership of 7,102,227 shares of Common Stock by Morgan Stanley, as derived solely from information reported in a Schedule 13G under the Exchange Act, ﬁled with the SEC on February 5, 2016. Such Schedule 13G indicates that Morgan Stanley has sole voting power over 7,030,585 shares of Common Stock, shared voting power over 69,510 shares of Common Stock, and shared dispositive power over 7,102,227 shares of Common Stock.

(8)

Reﬂects beneﬁcial ownership of 6,599,359 shares of Common Stock by The Vanguard Group, Inc., as derived solely from information reported in a Schedule 13G under the Exchange Act, ﬁled with the SEC on February 10, 2016. Such Schedule 13G indicates that The Vanguard Group, Inc. has sole voting power over 76,104 shares, shared voting power over 5,600 shares, sole dispositive power over 6,524,055 shares, and shared dispositive power over 75,304 shares of Common Stock.

(9)

Reﬂects beneﬁcial ownership of 6,529,587 shares of Common Stock by Iridian Asset Management LLC, David L. Cohen and Harold J. Levy, as derived solely from information reported in a Schedule 13G under the Exchange Act, ﬁled with the SEC on January 26, 2016. Such Schedule 13G indicates that Iridian Asset Management LLC, David L. Cohen and Harold J. Levy are deemed to have shared voting and dispositive power over the shares of Common Stock.

(10)

Reﬂects beneﬁcial ownership of 5,717,175 shares of Common Stock by Marcato Capital Management LP, as derived solely from information reported in a Schedule 13G under the Exchange Act, ﬁled with the SEC on February 16, 2016. Such Schedule 13G indicates that Marcato Capital Management LP and Richard T. McGuire III have shared voting and dispositive power over 5,717,175 shares of Common Stock and Marcato L.P. has shared voting and dispositive power over 1,396,286 shares of Common Stock, Marcato II, L.P. has shared voting and dispositive power over 94,746 shares of Common Stock, and Marcato International Master Fund, Ltd. has shared voting and dispositive power over 4,226,143 shares of Common Stock.

(11)	Includes shares of Common Stock underlying fully vested but unexercised options, as follows:

NEO	Shares of Stock Underlying Options
Mr. Nelson	585,000
Mr. Wyshner	62,500

(12)

For each non-employee director, (1) includes deferred stock units held under the Non-Employee Directors Deferred Compensation Plan, which, pursuant to the terms of the Plan, will be distributed in the form of Common Stock on a one-to-one basis as soon as reasonably practicable following such director’s retirement or termination of service from the Board for any reason (“Director Shares”), and (2) excludes deferred stock units held under the plan, which pursuant to the terms of the Plan will be distributed seven months following such director’s retirement or termination of service from the Board for any reason (“Director Deferred Shares”), as follows:

Director	Director Shares	Director Deferred Shares	Director	Director Shares	Director Deferred Shares
Mr. Cathcart	22,117	—	Mr. Hardy	19,186	34,889
Mr. Choi	736	—	Ms. Krominga	15,967	37,939
Ms. Choksi	24,463	35,584	Mr. Mestre	30,981	32,979
Mr. Coleman	23,986	45,301	Mr. Salerno	13,712	—
Mr. Fox	6,126	—	Mr. Sweeney	34,032	32,679
			Mr. Viswanathan	—	—

(13)

Mr. Nelson’s beneﬁcial ownership includes 15,472 shares of Common Stock held by a family trust, for which Mr. Nelson’s wife is a trustee. Mr. Nelson disclaims beneﬁcial ownership of the securities held by the trust.

(14)	Mr. Viswanathan was appointed to the Board on March 18, 2016 and did not beneﬁcially own any outstanding shares of Common Stock as of such date.
(15)	Excludes 219,371 Director Deferred Shares.
(16)

Represents 191,306 Director Shares, 575,000 shares of Common Stock underlying fully vested but unexercised options with a strike price of $0.79, 160,000 shares of Common Stock underlying fully vested but unexercised options with a strike price of $11.53, and 157 restricted stock units vesting within 60 days of March 4, 2016.

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Section 16(a) Beneﬁcial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive ofﬁcers and directors, and persons who beneﬁcially own more than ten percent of a registered class of the Company’s equity securities, to ﬁle reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. As a practical matter, the Company typically assists its directors and executive ofﬁcers by monitoring transactions and completing and ﬁling Section 16 reports on their behalf. The Company believes that all ﬁlings required to be made under Section 16(a) of the Exchange Act during 2015 were timely made, with the exception of an amended Form 3 ﬁled on behalf of our President, Americas on January 23, 2015, to correct the inadvertent omission of holdings reportable on Table II.

Executive Ofﬁcers

The present executive ofﬁcers of the Company are set forth in the table below. All executive ofﬁcers are appointed at the annual meeting or interim meetings of the Board of Directors. Each executive ofﬁcer is appointed by the Board of Directors to hold ofﬁce at the discretion of the Board of Directors and may be removed at any time by the Board of Directors with or without cause.

Name	Ofﬁces or Positions To be Held
Larry D. De Shon	Chief Executive Ofﬁcer and Chief Operating Ofﬁcer
Ronald L. Nelson	Executive Chairman of the Board
David B. Wyshner	President and Chief Financial Ofﬁcer
W. Scott Deaver	Executive Vice President, Chief Marketing Ofﬁcer
Joseph A. Ferraro	President, Americas
Edward P. Linnen	Executive Vice President, Chief Human Resources Ofﬁcer
Mark J. Servodidio	President, International
Michael K. Tucker	Executive Vice President, General Counsel and Chief Compliance Ofﬁcer
David T. Calabria	Senior Vice President and Chief Accounting Ofﬁcer

Biographical information for our Executive Chairman and our Chief Executive Ofﬁcer is set forth above under “Board of Directors—Biographical Information for Nominees.” Biographical information for all other present executive ofﬁcers is set forth below.

Name	Biographical Information
David B. Wyshner

Mr. Wyshner, age 48, has been Chief Financial Ofﬁcer since August 2006 and also became the Company’s President in January 2016. Previously, Mr. Wyshner held the title of Senior Executive Vice President from October 2011 until December 2015 and Executive Vice President from August 2006 until October 2011. Mr. Wyshner also served as Treasurer from August 2006 to November 2007. Previously, Mr. Wyshner held several key roles within Cendant, starting in 1999, including Executive Vice President and Treasurer, and Vice Chairman of the Travel Services Division, which included the Avis and Budget vehicle rental businesses. Prior to joining the Company, Mr. Wyshner was a Vice President in Merrill Lynch & Co.'s investment banking division.

W. Scott Deaver

Mr. Deaver, age 64, has been Executive Vice President, Chief Marketing Ofﬁcer since October 2015. Previously, Mr. Deaver held several positions with the Company, including as Executive Vice President, Chief Strategy and Development Ofﬁcer, Executive Vice President, Strategy and Pricing and Executive Vice President, Marketing. Mr. Deaver started employment with one of the Company's predecessor companies in 1989.

Joseph A. Ferraro

Mr. Ferraro, age 58, has been President, Americas since January 2015. Previously, Mr. Ferraro held the title of Senior Vice President, North America Operations from October 2011 to December 2014. Mr. Ferraro joined the Company in 1979, and served in various positions of increasing responsibility in the Company’s North American operations.

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Name	Biographical Information
Edward P. Linnen

Mr. Linnen, age 46, has been Executive Vice President, Chief Human Resources Ofﬁcer since January 2015. Previously, Mr. Linnen held the title of Senior Vice President, Chief Human Resources Ofﬁcer from February 2013 until January 2015, and Senior Vice President, Human Resources for North America from October 2011 to February 2013. Mr. Linnen joined the Company in 2001, and served in several positions in the Company's human resources function, including as Vice President, Labor Relations & International Human Resources, Vice President, Domestic Human Resources, and Field Human Resources Director. Prior to joining the Company, Mr. Linnen served in various positions within human resources at Kraft Foods Inc. and Nabisco, Inc.

Mark J. Servodidio

Mr. Servodidio, age 50, has been President, International since October 2015. Previously, Mr. Servodidio held several positions with the Company, including Managing Director, Europe, Executive Vice President for Franchise and Corporate Services, Europe, Middle East and Africa, Executive Vice President and Chief Administrative Ofﬁcer, Executive Vice President, Chief Human Resource Ofﬁcer, and Executive Vice President, Human Resources. Mr. Servodidio joined Avis in April 2001 as Senior Vice President, Human Resources. Prior to joining Avis, Mr. Servodidio was with Kraft Foods, Inc. (formerly Nabisco). Prior thereto, he served in various leadership roles at PepsiCo, Inc.

Michael K. Tucker

Mr. Tucker, age 58, has been Executive Vice President, General Counsel and Chief Compliance Ofﬁcer since April 2010. Prior to joining the Company, Mr. Tucker was in private practice, serving as managing partner at the law ﬁrm of Tucker Associates and Of Counsel at the law ﬁrm of Lowe & Savage from 2007. Prior thereto, Mr. Tucker was Division General Counsel with Tyco International Ltd. from 2005. Prior to joining Tyco, Mr. Tucker served in senior legal positions with General Electric Company, including division senior counsel of GE Transportation and senior vice president and general counsel of GE Capital International Services. Prior to joining General Electric, Mr. Tucker was associated with the law ﬁrms of Ballard Spahr Andrews & Ingersoll, Bingham Dana LLP, and Csaplar & Bok.

David T. Calabria

Mr. Calabria, age 41, has been Senior Vice President and Chief Accounting Ofﬁcer since September 2015. Previously, Mr. Calabria held the title of Vice President and Chief Accounting Ofﬁcer of the Company from May 2014 until September 2015. Mr. Calabria joined the Company in 2004 and held roles of increasing responsibility within the Company's Treasury function, including as Vice President and Assistant Treasurer. Prior to joining the Company, Mr. Calabria was a Vice President in ABS Conduit Administration at JPMorganChase Bank and was an accountant with PricewaterhouseCoopers.

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Executive Compensation

Compensation Discussion and Analysis

We refer you to our Annual Report on Form 10-K for the year ended December 31, 2015 for additional information regarding our ﬁnancial results discussed below. In this proxy statement, we refer to Adjusted EBITDA, which we deﬁne as income from continuing operations before non-vehicle related depreciation and amortization, any impairment charge, restructuring expense, early extinguishment of debt costs, non-vehicle related interest, transaction-related costs and income taxes. This non-GAAP measure is a performance metric in our incentive programs and a reconciliation is provided under “Analysis of 2015 Pay Decisions.” When we refer to “the Committee” in this “Executive Compensation” section, we are referring to the Compensation Committee.

Executive Summary

2015 Company Performance

Our Company reported record results in 2015, achieving $8.5 billion in revenue and $903 million in Adjusted EBITDA, a year-over-year increase of 3%.  On a constant-currency basis, our revenue and Adjusted EBITDA grew 5% and 9%, respectively.  We also returned capital to our shareholders in 2015 through the repurchase of a record 8.8 million shares of common stock, representing 8% of our outstanding shares.  In spite of these records, our 2015 ﬁnancial results were below the business plan goals we set for ourselves, and in 2015 our stock price declined, after having increased from $10.72 to $66.33 over the prior three years.  Since 2011, we have spent more than $1.0 billion on share and convertible note repurchases, which together have reduced our diluted share count by 22% from its peak in 2011. Our 2015 ﬁnancial results reﬂect a continued focus on managing costs and driving efﬁciency as well as more investment in technology than ever before.

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2015 Strategic Accomplishments

In 2015, the Company also:

•

acquired Maggiore Group, a leading provider of vehicle rental services in Italy;

•

acquired the remaining equity interest in its Brazilian licensee, the Company’s licensees in Norway, Sweden and Denmark, and its Avis licensee in Poland, which enabled the Company to expand its presence in Brazil and Europe;

•

continued to focus on managing costs, driving efﬁciency, enhancing the customer experience it offers and leveraging technology through both existing and new initiatives;

•

invested in the strength of its brands through geographic expansion, advertising, loyalty programs and marketing relationships with third parties; and

•

continued to operate the world’s leading car sharing network through its ownership of Zipcar.

2015 Compensation

In 2015, following a long-standing succession planning process, our Board announced that it had selected Larry D. De Shon as the Company's next chief executive ofﬁcer, succeeding Ronald L. Nelson, who held the position since 2006. Mr. De Shon, who at the time of announcement was the Company's President, International, became President and Chief Operating Ofﬁcer effective October 1, 2015, and assumed the role of Chief Executive Ofﬁcer on January 1, 2016. Mr. De Shon was also appointed to the Board, effective October 1, 2015. Mr. Nelson has agreed to continue as executive chairman to ensure a smooth transition of CEO responsibilities to Mr. De Shon.

In addition, David B. Wyshner assumed the role of the Company's President, effective January 1, 2016, adding to his responsibilities as Chief Financial Ofﬁcer. Mark J. Servodidio, formerly Managing Director, Europe, was promoted and assumed Mr. De Shon's regional leadership responsibilities as President, International, and Joseph Ferraro continues to lead the Company's Americas region as President, Americas.

We believe that the management transitions described above have been implemented seamlessly and that the Company had a strong internal talent pool to draw upon to ﬁll its leadership positions because of the Company’s successful talent development efforts over the last several years.

Compensation for our named executive ofﬁcers (“NEOs”) in 2015 increased primarily as a result of the implementation of our succession plan, as described above (the “2015 Succession Plan”). In connection with the 2015 Succession Plan, Mr. De Shon and Mr. Wyshner each received a special promotion restricted stock unit award with a grant date value of $3.0 million, and Mr. Nelson received a special transition restricted stock unit award with a grant date value of $2.0 million. Because our 2015 global Adjusted EBITDA results were below our business plan goals, most of our NEOs received below-target payouts under the annual incentive program in keeping with our pay-for-performance philosophy.

Compensation Practices

We believe that our compensation programs reﬂect sound practices, such as:

•

executive stock ownership guidelines with signiﬁcant share ownership requirements and a requirement that an amount equal to 50% of net shares that vest must also be held for twelve months;

•

80% of our NEOs have achieved our share ownership threshold requirements;

•

an executive compensation recoupment (or “clawback”) policy with respect to incentive compensation;

•

a policy prohibiting executives from entering into speculative (or hedging) transactions in our securities;

•

no excise tax gross-up or single-trigger change-in-control provisions; and

•

no tax gross-ups on executive perquisites except with respect to relocation and expatriate beneﬁts.

Our Named Executive Ofﬁcers

This discussion addresses executive compensation in 2015 for our named executive ofﬁcers, who are:

•

Ronald L. Nelson—currently our Executive Chairman. Mr. Nelson was our Chief Executive Ofﬁcer through December 31, 2015 and is referred to herein as our “Executive Chairman” and/or “2015 CEO”;

•

Larry D. De Shon—our Chief Executive Ofﬁcer, effective January 1, 2016, and our Chief Operating Ofﬁcer (our “New CEO”). Mr. De Shon assumed the role of Chief Operating Ofﬁcer on October 1, 2015 and is sometimes referred to herein as our Chief Operating Ofﬁcer (our “COO”);

•

David B. Wyshner—our President and Chief Financial Ofﬁcer (our “CFO”);

•

Joseph A. Ferraro—our President, Americas; and

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•

Mark J. Servodidio—our President, International.

Given that Mr. De Shon held the role of President, International until October 1, 2015, Mr. De Shon, Mr. Ferraro and Mr. Servodidio are sometimes referred to herein collectively as the “Regional Presidents.”

Philosophy, Components and Mix of Executive Compensation

“Pay for performance” continues to be a fundamental tenet of our compensation philosophy, which includes the core principles of rewarding the attainment of appropriately challenging performance goals and aligning our executives’ objectives with our stockholders’ interests. The Committee also believes that executive compensation should be designed to attract and retain a high-caliber leadership team and take into consideration competitive practices and the overall market for executive talent.

Compensation for our NEOs is typically comprised of the following components:

Component	Function and Objective
Base Salary

Base salaries are paid in the form of cash and provide a ﬁxed and competitive form of annual compensation for the performance of primary responsibilities at a level consistent with each executive’s experience and role. Base salaries are designed to provide competitive compensation to attract and retain exceptional executive talent.

Annual Incentive Awards

Annual incentives are comprised of annual performance-based cash incentive opportunities, and reward our executives upon achieving or exceeding speciﬁc annual performance goals using performance metrics approved by the Committee and that the Company believes are appropriate measures of operational and ﬁnancial performance.

Long-Term Incentive Awards

Long-term incentive awards are designed to attract and retain a highly qualiﬁed executive team, align executive rewards with stockholder interests, provide an incentive for our executives to achieve appropriately challenging long-range performance goals, and allow our executives to share in the value created for the Company’s stockholders.

Other Compensation

We provide certain health, life insurance, disability and retirement beneﬁts, which are all part of our broad-based employee beneﬁts program. Retirement beneﬁts for our NEOs (other than our President, Americas) are limited to (i) deferrals under the Company’s deferred compensation plan for executives, which the Company matches up to a maximum of 6% of base salary and annual incentive, and/or (ii) participation in our 401(k) plan. Other executive beneﬁts and perquisites include auto use and ﬁnancial planning services. Our New CEO, our Executive Chairman and our CFO also are provided with limited personal use of Company-leased aircraft services.

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Analysis of 2015 Pay Decisions

Compensation for our 2015 CEO

The Company achieved record ﬁnancial performance and achieved one-year shareholder return of 64% in 2014. In light of these results and Mr. Nelson’s willingness to extend his agreement with the Company in 2014 through December, 31, 2016, the Committee increased Mr. Nelson’s annual base salary for 2015 from $1.15 to $1.25 million. The Committee also awarded Mr. Nelson a predominantly performance-based long-term incentive opportunity, with a grant date target value of $5.0 million, representing an 11% increase in grant date target value compared to 2014. Consistent with 2014 and prior years, the Committee maintained a target payout of 150% of base salary for the annual performance-based incentive, as further described under “Annual Incentive Program for all NEOs.”

The long-term incentive award is predominantly performance-based, with 70% of the target award subject to the attainment of performance goals. The Committee determined that a long-term incentive award comprised of a mix of predominantly performance-based restricted stock units (“PSUs”) was appropriate, considering our pay-for-performance philosophy.

In accordance with past practice for CEO awards, the Committee selected as one performance goal the relative total shareholder return of our Company’s stock compared to that of the companies comprising the Russell 1000 Index (“Relative TSR”) with a two-year measurement period. The Committee also acknowledged that achievement of $950 million to $1.0 billion of Adjusted EBITDA in 2015 would be a signiﬁcant achievement and important milestone for the Company. Accordingly, the award provided for vesting based on Relative TSR as set forth below; however, the award could also vest at threshold through target levels (i.e., 50% to 100% of target) in 2016 if Adjusted EBITDA for 2015 was $950 million to $1.0 billion, after giving pro forma effect to certain acquisition synergies and other strategic initiatives. The Committee believed that the goals were adequately rigorous given that our stock price at the beginning of the measurement period for the TSR goal was close to an all-time high for the Company and that the Adjusted EBITDA goal, at target, was set $75 million above the Company’s business plan goal. The Committee also recognized that a number of strategic initiatives were put in place under our 2015 CEO’s leadership that would drive incremental beneﬁts for the future.

Relative TSR (compared to the Russell 1000 Index) over Two-Year Measurement Period ending January 21, 2017*	Achievement Level** (as a % of target units awarded)
75th Percentile or Higher	150%
Median of Index	100%
35th Percentile	50%
25th Percentile	25%
<25th Percentile	0%

*Based on average closing prices for the 90-trading day periods prior to the beginning and end of the performance period. The average closing price for the beginning of the performance period was $58.82.

**Straight-line interpolation is used for achievement between the speciﬁed goals.

Adjusted EBIDTA achievement under the terms of the 2015 PSU award was $951 million, and accordingly the award vested at 51% of target. This achievement resulted from the Company’s achievement of Adjusted EBITDA of $903 million, adjusted, pursuant to the terms of the award, by $61 million (i) to give pro forma effect to estimated beneﬁts from synergies associated with acquisitions completed prior to the grant date and strategic initiatives under the Company’s strategic plan and (ii) for foreign exchange. These positive adjustments were offset by a negative adjustment of $13 million for Adjusted EBITDA attributable to signiﬁcant acquisitions completed after the grant date.

The portion of the 2015 PSU award which did not vest remains outstanding until January 2017 and is eligible to vest if the Company achieves Relative TSR above the 35th percentile in accordance with the table above. In connection with the announcement of the 2015 Succession Plan, Mr. Nelson was granted a time-based restricted stock unit (“RSU”) award with a grant date value of $2.0 million. The award is scheduled to vest, subject to continued service, on December 31, 2016. The award was granted in recognition of Mr. Nelson’s appointment to Executive Chairman to assist in the transition of CEO responsibilities to Mr. De Shon and in recognition of Mr. Nelson’s involvement in facilitating the development and management of the 2015 Succession Plan.

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Consistent with our past practice, the majority of compensation for our 2015 CEO was performance-based.

Performance-
Based Annual
Incentive
15%
Salary
12%
Time-Based
LTI
32%
Performance-
Based LTI
41%

*	Pay mix reﬂects values as disclosed in the Summary Compensation Table, excluding Other Compensation, which represented 2% of total 2015 CEO compensation.

2016 Compensation for our New CEO and our Executive Chairman

In connection with the process undertaken by the Committee to implement our 2015 Succession Plan, which included input from the Committee’s compensation consultant, the Committee and the Board determined in 2015 that compensation for 2016 for our New CEO and our Executive Chairman should include:

•

For our New CEO. A base salary of $1.0 million and a target annual incentive of 150% of base salary, effective January 1, 2016.

•

For our Executive Chairman. A base salary of $800,000, effective January 1, 2016.

In addition, in 2016, the Committee awarded:

•

our New CEO a long-term incentive opportunity with a grant date value, at target, of $3.0 million, 70% of which is performance-based; and

•

our Executive Chairman an equity award with a grant date value, at target, of $2.0 million, 50% of which is performance-based.

2015 Base Salaries for our CFO and Regional Presidents

Salaries for our NEOs are typically determined based on factors such as our past practice, reasonable comparability with Peer Group pay data and Survey Data (as described under “Consideration of Peer Groups and Survey Data”) and each NEO’s responsibilities, capabilities and skills, commitment to our business, leadership and drive to add value. For our CFO, the Committee also considers the size and complexity of our balance sheet and capital structure.

In the beginning of 2015, the Committee approved $25,000 salary increases for Mr. Wyshner and Mr. De Shon following an annual review of market data and in consideration of the Company’s 2014 performance. Mr. Ferraro’s base salary was determined in connection with his appointment to the position of President, Americas effective January 1, 2015 and was based on the Company’s past practices with respect to positions of similar scope and responsibility and a market review. Mr. Servodidio’s base salary was reviewed and determined by the Committee at the time of his appointment in October 2015 to the role of President, International; however, the Committee determined that his base salary for 2016 would be determined in accordance with the same process used to determine base salary for our President, Americas in early 2016.

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Annual Incentive Awards for all NEOs

In establishing the 2015 annual performance-based incentive program, the Committee determined that the design should remain consistent with past practice and that target payouts as a percentage of base salary should remain consistent with 2014 levels. Accordingly, the targets for 2015 were 150% for our 2015 CEO, 100% for our COO, CFO and President, Americas, and 75% for our President, International, with payout opportunities ranging from 25% to 200% of target.

Consistent with past practice, the performance metric for our 2015 annual incentive program was Adjusted EBITDA, which is a key measure of operational and ﬁnancial performance and is driven by proﬁtable sales and our strategic plan. The performance goals, presented below, were set based on the Company’s 2015 business plan. At target, the global goal represented a 6% increase compared to 2014 Adjusted EBITDA.

Achievement Level	Payout Opportunity (% of Target)*	2015 Adjusted EBITDA Goals (Dollars in Millions)
		Global**	Americas	International
Maximum	200%	$1,110	$872	$305
Target	100%	$925	$727	$254
Threshold	25%	$833	$654	$229

*	Straight-line interpolation is used for achievement between the speciﬁed goals.
**	Includes unallocated corporate expenses.

Global achievement under the 2015 annual incentive program was 97% of target. This achievement level resulted from the Company’s attainment of Adjusted EBITDA of $903 million, which was reduced to $901 million in accordance with the terms of the program.1 Accordingly, actual payouts as a percentage of target for NEO were as follows:

NEO	Actual Payout (% of Target)	Regional Weighting
		Global	Americas	International
CEO	87%	100%	—	—
CFO	87%	100%	—	—
COO*	105%	100%	—	—
President, Americas	65%	25%	75%	—
President, International*	90%	25%	—	75%

*	Reﬂects weighting as of December 31, 2015.

1

Our deﬁnition of Adjusted EBITDA for purposes of determining payouts under our annual incentive program includes adjustments in certain circumstances for signiﬁcant acquisitions (as deﬁned) and for certain other items, including foreign exchange. Adjustments were made (i) to exclude Adjusted EBITDA results from signiﬁcant acquisitions completed after January 1, 2015 and (ii) for foreign exchange, and the impact to our reported results was ($2) million. A reconciliation of our reported global Adjusted EBITDA for the year ended December 31, 2015 of $903 million to net income is set forth below (dollars are in millions):

Adjusted EBITDA		$903
Less:	Non-vehicle depreciation and amortization	218
	Interest expense related to corporate debt, net:
	Interest expense	194
	Early extinguishment of debt	23
	Transaction-related costs	68
	Restructuring expense	18
Income before income taxes		382
Less:	Provision for income taxes	69
Net income		$313

We believe Adjusted EBITDA is useful as a supplemental measure in evaluating the aggregate performance of our operating businesses and in comparing our results from period to period. We believe that Adjusted EBITDA is useful to investors because it allows investors to assess our ﬁnancial condition and results of operations on the same basis that management uses internally. Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for net income or other income statement data prepared in accordance with U.S. GAAP. Our presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies.

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2015 Long-Term Incentive Awards for our CFO and Regional Presidents

For 2015, the Committee maintained the design of the regular long-term incentive program (the “2015 LTIP”). Awards granted to our CFO and our Regional Presidents under the 2015 LTIP had grant date target values that were also generally consistent with past practice, with the exception of Mr. Ferraro, who received a one-time increase in grant date value of $1.0 million designed to recognize his promotion to his current role of President, Americas, effective January 1, 2015. Typically, ﬁfty percent of the target 2015 LTIP awards consisted of RSUs, and ﬁfty percent consisted of PSUs.

The following factors were reviewed to determine the appropriate type of equity to be granted: perceived value to award recipients to effect retention and incentive goals, a general review of peer practices, the degree of alignment with stockholder interests, potential dilution and projected expense balanced with the value delivered to award recipients. Based on an analysis of these factors, the Committee determined that an equal mix, at target, of PSUs and RSUs would:

•

align incentives with stockholders’ focus on proﬁtability and ﬁnancial performance;

•

reﬂect the relevant decision-making impact of the individual and the impact of those decisions on the Company; and

•

incentivize retention of key employees over the longer term.

Adjusted EBITDA, with three-year cumulative goals, was selected as the primary performance metric for the PSUs granted under the 2015 LTIP based on the importance of this measure to our Company’s long-term proﬁtable growth. The target goal was based on the Company’s 2014 results, plus a growth rate over the performance period, which, on average, is higher on an annual basis than the growth rate reﬂected in the annual incentive program. The Committee considered whether different or additional performance metrics should be utilized for the Company’s 2015 LTIP; however, the Committee elected to maintain a simple program design and focus on Adjusted EBITDA, which is the metric the Committee believed would be most likely to drive shareholder value and is the metric each NEO has the greatest ability to impact. The Committee intends to continue to consider whether different or additional performance metrics should be utilized for the Company’s future incentive programs.

Adjusted EBITDA goals for the 2015 LTIP are as follows:

Achievement Level	Achievement Level* (as a % of target units awarded)	Cumulative Three-Year Adjusted EBITDA Goal (Dollars in millions)
Maximum	125%	$3,359
Target	100%	$3,054
Threshold	50%	$2,749
* Straight-line interpolation is used for achievement between the speciﬁed goals.

As in prior years, a Relative TSR metric was also included to reﬂect the importance of total shareholder return to our stockholders. So long as the threshold Adjusted EBITDA goal is achieved, vesting can be increased by up to 20% if the following Relative TSR goals are achieved:

Relative TSR Over Three-Year Measurement Period	Increase*
≥60th Percentile	20%
55th Percentile	10%
≤50th Percentile	0%

* Straight-line interpolation is used for achievement between the speciﬁed goals.

In September 2015, Mr. De Shon and Mr. Wyshner were also awarded special promotion long-term incentives to recognize their new roles to be assumed in connection with the implementation of the 2015 Succession Plan. Each award consisted of RSUs with a grant date value of $3.0 million and is scheduled to vest ratably on each of the ﬁrst three anniversaries of the grant date, and generally subject to continued service through the vesting date.

Setting CEO and Other NEO Compensation

Our Board has assigned to the Committee the responsibility to approve compensation for all NEOs, including our CEO. The roles and duties of participants in the decision-making process for our executive program and their duties are summarized below.

Role of the Independent Compensation Consultant

Consistent with its charter, the Committee continued its engagement of Pay Governance LLC, a compensation consulting ﬁrm, to work with the Committee and the Company as an adviser on executive compensation matters in 2015. The compensation consultant reports to, and is directed by, the Committee, which retains the authority to retain or terminate compensation advisers. In early 2015, the Committee reviewed information regarding the independence and potential conﬂicts of interest of Pay Governance, taking into account, among other things, the factors set forth in the NASDAQ listing standards. Based

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on this review, the Committee concluded that the engagement of Pay Governance did not raise any conﬂict of interest. Outside of services provided for the Committee and advice to the Corporate Governance Committee related to compensation of non-employee directors, the compensation consultant did not provide additional services to the Company in 2015.

Compensation Decisions

In the case of NEOs other than the CEO, our Human Resources staff develops recommendations as to the level of compensation for each pay component generally based on position scope (deﬁned as the executive’s relative responsibilities compared to others within the Company and the individual’s potential impact on Company operations), and the individual’s experience level and performance in addition to the factors discussed under “Analysis of 2015 Pay Decisions” above. Performance criteria and goals are recommended by our Human Resources staff based on the Company’s business plan and goals, with input from the CFO and his staff. Recommendations related to the mix of compensation elements generally reﬂect a review of practices of our Peer Group (as deﬁned below) and are typically designed to take into consideration past practice and our strategy to tie a greater portion of total target compensation to variable versus ﬁxed compensation.

Each recommendation is then discussed with our CEO for feedback and ﬁnal approval. Final recommendations are reviewed with the compensation consultant and the Chairman of the Committee to ensure that they are consistent with the Committee’s expectations and the Company’s compensation philosophy, and ultimately submitted to the Committee for consideration. The Committee has the ultimate right and authority to revise and/or approve recommendations of management.

Our CEO’s compensation is determined by the Committee, working directly with the compensation consultant. The Committee determines each component of our CEO’s compensation, taking into consideration our CEO’s performance as well as market and Peer Group data and other factors such as level of experience and responsibilities, leadership, skill, contributions to the Company and the size and complexity of the Company’s balance sheet and operations.

Risk Assessment

In approving annual and long-term incentive awards for our NEOs, the Committee assesses the risks associated with the adoption of these awards, including the performance measures and goals for the awards, and for 2015, concluded that the incentive awards approved would not be likely to encourage excessive risk-taking. Consistent with past practice, management also reviewed the Company’s compensation policies and practices for employees generally with the Chairmen of the Audit and Compensation committees and the Company’s compensation consultant to determine whether these programs create incentives that might motivate inappropriate or excessive risk-taking. For additional information, please see “Functions and Meetings of the Board of Directors—Risk Management and Risk Assessment.”

Consideration of Peer Groups and Survey Data

Given that there is an insufﬁcient number of public companies in the car rental sector to establish a sufﬁciently large peer group, peer companies are selected to supplement the one other U.S.-based publicly traded car rental company with additional companies from industry sectors that are viewed as most relevant to our business based on the following criteria: company size based on revenue as the primary factor, headcount, market capitalization, enterprise value, and debt and assets. Given our capital structure, we place a greater emphasis on enterprise value than market capitalization when developing the peer group. The Company’s peer group consists of the following 16 companies (the “Peer Group”):

AutoNation Inc.
Carmax, Inc.
Carnival Corporation
Cintas Corporation
Hertz Global Holdings, Inc.
J.B. Hunt Transport Services, Inc.
Marriott International, Inc.
Norfolk Southern Corporation
Norwegian Cruise Line Holdings Ltd.
Pitney Bowes Inc.
RR Donnelley & Sons Company
Royal Caribbean Cruises Ltd.
Ryder System, Inc.
Starwood Hotels & Resorts Worldwide
Waste Management, Inc.
Wyndham Worldwide Corporation

The current Peer Group was initially approved in 2011 and reviewed in subsequent years. In 2015, the Committee approved the replacement of Ofﬁce Depot, Inc. with Norwegian Cruise Line Holdings Ltd. following the announcement of a merger between Ofﬁce Depot and Staples. The Committee reviewed pay data of the Peer Group, as previously discussed, applying regression analysis as needed that adjusts for the differences in revenue size within the Peer Group to ensure reasonable comparability of the pay packages of our NEOs. The Committee does not speciﬁcally target any percentile

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within the Peer Group when setting overall compensation, any individual element of compensation or the relative pay mix among different elements of compensation. The Committee expects to review the Peer Group from time to time in order to ensure that the component companies continue to meet the criteria for which they were selected, as well as to identify other companies that may become appropriate for inclusion.

The Committee recognizes that our executives have opportunities available to them in a range of industries and that any peer group for the Company will have some inherent limitations given the absence of a large sample of public companies in the vehicle rental business. In order to compare ourselves to a broad set of general industry market data available, the Committee also reviews widely-used survey data from consulting ﬁrms such as Aon Hewitt and Towers Watson for companies that have revenue comparable to ours (the “Survey Data”) as another data point. The Survey Data2 represent data from over 1,000 companies sized according to revenue, assets and number of employees.

In 2015, the Committee considered the Survey Data for each element of the 2015 compensation and beneﬁts package as a general check and to ensure reasonable comparability. Consideration of the Peer Group and the Survey Data represented just two factors considered in setting executive compensation for 2015. Please refer to “Analysis of 2015 Pay Decisions” for the other factors considered in setting executive compensation for 2015.

2

While the Survey Data include a general list of participating companies, each survey provides information on a “no-names” basis—i.e., for each position comparison, it does not identify by name which companies comparable in revenue size to our Company produced results for each position matched, and thus we are unable to list the comparable companies that are included in the Survey Data utilized.

Committee Consideration of the Company’s 2015 Stockholder Vote on Executive Compensation

The Committee reviewed the results of the Company’s stockholder advisory vote on executive compensation (“Say on Pay”) in 2015. At the 2015 annual meeting of stockholders, over 97% of the votes cast were in support of the Company’s Say on Pay proposal. Based on the 2015 Say on Pay results and feedback from stockholders, the Committee concluded that the Company’s overall compensation program as it relates to its NEOs enjoys the support of the Company’s stockholders and does not require revision to address any broad stockholder concerns.

Policy Related to Equity Awards

Our practice is to grant long-term incentive awards at pre-established meetings of the Committee. Annual long-term incentive awards, which typically include the awards granted to all of the NEOs, are usually approved on the date of the ﬁrst regularly scheduled Committee meeting each year. However, the Committee retains the ability to determine, and has in the past determined, that another grant date may be appropriate in certain circumstances. Awards are also approved at each of the other pre-established Committee meetings typically for executives hired or promoted since the prior meeting. In connection with valuing the grants of stock-based awards, it is our policy generally to use, as the grant or strike price for any stock-based compensation vehicle, the closing price of our Common Stock on the date the Committee approves the award. The Committee typically approves a dollar amount for each restricted unit award, which is then divided by the closing price of our Common Stock on the date of grant to arrive at the number of restricted units to be granted.

Executive Stock Ownership Guidelines

Our executive stock ownership guidelines require senior ofﬁcers to acquire and hold designated levels of Avis Budget Common Stock. Under these guidelines, our CEO is required to retain 100%, and other NEOs are required to retain a minimum of 50% of the net shares (net of taxes) obtained upon the vesting of restricted stock awards and of vested stock options, until reaching the following speciﬁed ownership thresholds:

Ofﬁcer(s)	Threshold
CEO	Five times base salary
Other NEOs	Three times base salary

Given the mandatory hold provision until thresholds are obtained, there is no speciﬁed deadline for achieving designated thresholds. For purposes of the executive stock ownership guidelines, stock ownership is deﬁned to include stock owned by the executive directly, stock owned indirectly through the Company’s savings plan, and the “in-the-money” portion of vested stock options. Eighty percent of our NEOs have exceeded the applicable speciﬁed ownership threshold.

Following attainment of ownership thresholds, our NEOs are required, for a period of one year, to hold an amount equal to 50% of the net shares obtained upon the vesting of any equity award and 50% of all stock options that vest.

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Employment and Change of Control Agreements; Severance Arrangements

To foster the retention of our key management team, we initially entered into employment agreements with our 2015 CEO and our CFO in 2006. We consider it essential to the best interests of our stockholders to foster the continued employment of key management personnel. Thus, in connection with the 2015 Succession Plan, we also entered into an employment agreement with our New CEO on terms that were substantially similar to those in place for our 2015 CEO, except that cash severance payable in connection with a termination without cause or as a result of constructive discharge reﬂected a reduction to 200% of the sum of base salary plus target bonus from 299%. The Company subsequently entered into amendments to the agreements with our Executive Chairman, and President and CFO to reduce cash severance payable in similar circumstances to 200% of the sum of base salary plus target bonus from 299%. As a result, no executive ofﬁcer is currently entitled to, under any employment agreement:

•

cash severance in excess of 200% of the sum of base salary plus target bonus;

•

accelerated vesting of any stock-based awards scheduled to vest more than two years following termination; or

•

vesting of any performance-based equity awards other than based on actual achievement of the applicable performance goals.

We have also entered into a severance agreement with our President, Americas and our President, International, under which the Company seeks to provide these ofﬁcers with appropriate protections consistent with prevailing market practices.

A more fulsome description of the Company’s agreements with our NEOs is set forth below under the heading “Employment Agreements and Other Arrangements,” and the beneﬁts that would be received by our NEOs in the event of termination without cause or a change in control are set forth below under the heading “Termination, Severance and Change of Control Arrangements.”

Perquisites and Beneﬁts

Avis Budget seeks to provide perquisites to its executives that are consistent with those provided by Peer Group companies. Our perquisites currently consist primarily of ﬁnancial planning services, auto use or allowance, discounted auto insurance, auto leasing through the employee lease program and limited personal use of Company-leased aircraft services. In 2015, Mr. De Shon and Mr. Servodidio, who were based in the United Kingdom through October 2015 and for all of 2015, respectively, were also provided with expatriate beneﬁts associated with a Company-requested long-term assignment to the United Kingdom. The Company does not provide tax reimbursements on perquisites for any of our NEOs other than relocation and expatriate beneﬁts in accordance with the Company’s standard policies.

The Company pays annual dues for a membership in a private, not-for-proﬁt dining club for use by our CEO primarily for Company-sponsored meetings. Employees, including our NEOs, may also receive tickets for professional baseball games held at Yankee Stadium, which are part of the Company’s season ticket subscription, and do not result in an associated incremental cost to our Company. Our ticket allocation policy is generally seniority-based, with a valid business purpose superseding any personal use. We will continue to review our compensation and beneﬁt programs to ensure that we remain competitive with comparable companies and are able to attract and retain highly qualiﬁed senior executives.

Anti-Hedging Policy

The Company’s insider trading policy prohibits executive ofﬁcers and directors from, among other things, (i) engaging in hedging transactions with respect to Company securities, including through the use of ﬁnancial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and (ii) holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Short sales of the Company’s securities are also prohibited under such policy.

Recoupment (Clawback) Policy

Our Board of Directors has adopted a policy that provides that if the Board learns of any intentional misconduct by an “executive ofﬁcer” (as deﬁned under Section 16 of the Exchange Act) that resulted in an increase to incentive income awarded to that ofﬁcer, the Board will, to the full extent permitted by applicable law, in all appropriate cases, require reimbursement of the increased portion of incentive income awarded to that ofﬁcer. We intend to amend our clawback policy, if necessary, to comply with any rules adopted by the SEC.

Deductibility of Compensation

Section 162(m) of the Code limits our ability to deduct certain compensation in excess of $1.0 million per year paid to the Company’s chief executive ofﬁcer and to certain of our other named executive ofﬁcers (the “covered

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NEOs”). This limitation does not apply to compensation that qualiﬁes under applicable regulations as “performance-based.” We aim to design the performance-based compensation we pay to our NEOs so that it will satisfy the requirements for deductibility under Section 162(m); however, the Committee is authorized to exercise discretion in determining payments in relation to levels of achievement of performance goals and believes that the total compensation program for executive ofﬁcers should be managed in accordance with the objectives outlined in our compensation philosophy and in the best overall interests of our stockholders. For this reason, some compensation intended to be performance-based may exceed the limitations or not meet the requirements for deductibility under Section 162(m).

Compensation Committee Report

The Avis Budget Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
John D. Hardy, Jr., Chairman
Brian J. Choi
Leonard S. Coleman
Jeffrey H. Fox
Lynn Krominga

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Summary Compensation Table

Name and Principal Position as of December 31, 2015	Year	Salary ($)(a)	Bonus ($)	Stock Awards ($)(b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Nonqualiﬁed Deferred Compensation Earnings ($)(d)	All Other Comp ($)(e)	Total ($)
Nelson, Ronald L. Chairman and CEO	2015	1,244,521	—	7,982,712	—	1,678,933	—	250,797	11,156,963
	2014	1,150,000	—	5,731,437	—	1,983,750	—	306,814	9,172,001
	2013	1,150,000	—	4,021,195	—	1,811,250	—	293,252	7,275,697
Wyshner, David B. Senior Executive Vice President and CFO	2015	723,630	—	4,565,861	—	652,500	—	116,296	6,058,287
	2014	700,000	—	1,285,445	—	805,000	—	123,765	2,914,210
	2013	680,769	—	1,289,439	—	714,808	—	142,283	2,827,299
De Shon, Larry D. President and Chief Operating Ofﬁcer	2015	748,836	—	4,445,440	—	815,769	—	2,878,218	8,888,263
	2014	700,000	—	2,535,459	—	805,000	—	1,231,014	5,271,473
	2013	680,769	—	1,289,439	—	816,923	—	842,811	3,629,942
Ferraro, Joseph A. President, Americas	2015	570,137	—	2,409,041	—	382,716	—	21,162	3,383,056

Servodidio, Mark J. President, International	2015	512,603	—	842,029	—	357,663	—	1,168,530	2,880,825

(a)	Salary includes amounts deferred under the Company's Deferred Compensation Plan or 401(k) Plan.
(b)

Represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codiﬁcation (“ASC”) Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of the grant date fair value of the 2015 stock awards are included in Note 16 to our audited ﬁnancial statements for the ﬁscal year ended December 31, 2015, included in our 2015 Form 10-K. The grant date value of the 2015 stock awards assuming achievement of the highest level of performance conditions are: for Mr. Nelson, $8,749,997; Mr. De Shon, $4,500,025; Mr. Wyshner, $4,624,995; Mr. Ferraro, $2,500,018; and Mr. Servodidio, $862,497. Awards granted in 2015 are further discussed in the Compensation Discussion and Analysis (the “CD&A”).

(c)

Amounts reﬂected were earned based on achievement of annual performance goals established for each year, pursuant to the Company's Amended and Restated Equity and Incentive Plan and include deferrals under the Company's Deferred Compensation Plan.

(d)

For Mr. Ferraro, the reported change in pension value during the year represents the increased value accumulated in the Avis Rent A Car

System, LLC Pension Plan. During 2015, such value decreased by $1,635, primarily driven by a change in the discount rate. Avis froze its qualiﬁed deﬁned beneﬁt pension plan to new participation and future beneﬁt accruals as of December 31, 1998. Please see the “Pension Beneﬁts Table” below for further information regarding this plan.

(e)

All Other Compensation includes the personal beneﬁts and perquisites presented in the following tables. Amounts for Mr. De Shon for 2014 and 2013 reﬂect reductions compared to previously reported amounts in order to more accurately reﬂect the incremental cost to the Company of tax equalization payments and reimbursements in respect of expatriate and relocation beneﬁts, all in accordance with the Company’s standard policies.

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All Other Compensation Table

Name	Year	Company Contributions To Deferred Compensation Plans ($)(a)	Perquisites ($)(b)	Expatriate, Relocation and Other Beneﬁts ($)(c)	Tax Equalization and Reimbursement ($)(d)	Total All Other Compensation ($)
Mr. Nelson	2015	175,407	74,634	756	—	250,797
	2014	188,025	118,033	756	—	306,814
	2013	177,675	114,701	876	—	293,252
Mr. Wyshner	2015	82,568	32,972	756	—	116,296
	2014	90,300	32,709	756	—	123,765
	2013	83,735	57,672	876	—	142,283
Mr. De Shon	2015	93,876	39,038	278,690	2,466,614	2,878,218
	2014	90,300	59,026	353,449	728,239	1,231,014
	2013	64,015	36,327	326,455	416,014	842,811
Mr. Ferraro	2015	—	20,618	544	—	21,162
Mr. Servodidio	2015	52,216	24,502	300,748	791,064	1,168,530

(a)

Represents Company matching contributions to a non-qualiﬁed deferred compensation plan maintained by the Company for the beneﬁt of certain of our executive ofﬁcers. Under this plan, participants are permitted to defer compensation, with the Company matching contributions up to a 6% cap under the terms of the plan. For Mr. De Shon, amounts for 2013 include $15,000 in respect of a Company match under the Company’s 401(K) plan.

(b)	Represents the perquisites presented in the table below.
(c)

Represents the value of insurance premiums paid by the Company for a broad-based life insurance beneﬁt. For Mr. De Shon and Mr. Servodidio, amounts also include expatriate and relocation beneﬁts in connection with long-term assignments to the United Kingdom as set forth below:

	Mr. De Shon ($)*
Year	Housing Allowance	Relocation Beneﬁts	Other Allowances**	Total
2015	208,709	12,866	56,359	277,934
2014	264,563	--	88,130	352,693
2013	239,795	3,919	81,865	325,579

	Mr. Servodidio ($)*
Year	Housing Allowance	Relocation Beneﬁts	Other Allowances**	Total
2015	192,100	--	108,081	300,181

*Reﬂects a £/$ exchange rate as of the date paid, received or allocated.

**Includes allowances for home leave, utilities, and a goods and services differential to make up for the difference in prices between the home and host locations. For Mr. Servodidio, the amount also includes reasonable car rental costs for his accompanying spouse while on assignment.

(d)

For Mr. De Shon and Mr. Servodidio, amounts represent the incremental cost to the Company of tax equalization and other tax related payments associated with long-term assignments to the United Kingdom, all in accordance with the Company’s standard policies. For 2015, estimates of these values are reported, and are based on currently available information. Actual 2015 values may differ, and are subject to change based on additional credits due to the Company or liabilities incurred by the Company related to ﬁlings for the 2015/2016 tax year in the United Kingdom. The estimated year-over-year increase in Mr. De Shon’s amounts represents increased tax equalization payments primarily as a result of the increase in the value of vested stock awards in January 2015 compared to January 2014 given the increase in the Company’s stock price over this period and the increase in the portion of vested stock awards subject to UK taxation. Per the Company’s standard policy, expatriate beneﬁts and reimbursements are discontinued at the end of an assignment. However, tax equalization and other tax related payments may continue, but only to the extent that additional liabilities related to the foreign assignment are incurred.

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Perquisites Table

Name	Year	Personal Use of Company Aircraft ($)(a)	Financial Services ($)(b)	Car ($)(c)	Total Perquisites ($)(d)(e)
Mr. Nelson	2015	27,814	13,973	26,434	74,634
	2014	74,820	14,056	19,207	118,033
	2013	67,896	14,019	24,536	114,701
Mr. Wyshner	2015	—	12,972	20,000	32,972
	2014	—	12,709	20,000	32,709
	2013	25,258	12,414	20,000	57,672
Mr. De Shon	2015	5,512	11,752	18,174	39,038
	2014	28,487	11,519	19,020	59,026
	2013	—	11,254	21,823	36,327
Mr. Ferraro	2015	—	972	19,146	20,618
Mr. Servodidio	2015	—	11,752	12,750	24,502

(a)

Under our aircraft policy, the Chief Executive Ofﬁcer of the Company has reasonable non-business access to leased jet services, subject to prevailing market practices. Our Executive Chairman and our President and CFO also have reasonable non-business access to leased jet services; for our Executive Chairman, such access may not exceed $75,000 per year, and for our President and CFO, access is subject to availability and is not to exceed ten hours per year, unless approved by our New CEO in his sole discretion. The incremental cost of personal use of the leased jet services was calculated based on the contracted per hour cost, which includes ﬂight-speciﬁc direct operating costs such as standard fuel, maintenance, repairs, catering and miscellaneous fees such as variable fuel surcharge as applicable, and international fees for travel outside the U.S. Since the aircraft is leased primarily for business travel, ﬁxed costs, such as crew salaries, training, hangaring, insurance and services support are not included. Spouses of NEOs are occasionally additional passengers on business ﬂights provided by our leased jet services. In such cases, there is no incremental cost to the Company, and as a result, no amount is reﬂected in the table.

(b)

For Mr. Nelson, includes reimbursement for ﬁnancial services provided by an approved outside vendor up to a maximum of $12,000. For the other NEOs, other than Mr. Ferraro, includes actual costs we incurred for ﬁnancial services, including tax return preparation, ﬁnancial planning and estate planning. Amounts also include Company-paid premiums in connection with a group excess liability umbrella insurance policy, which for 2015 were $1,973 for Mr. Nelson and $972 for our other NEOs.

(c)

Represents the annual lease value of a Company-provided car, or annual car allowance, for Messrs. Nelson, Wyshner, Ferraro and Servodidio. For Mr. Servodidio, reﬂects a £/$ exchange rate as of the beginning of the vehicle use period. For Mr. De Shon, represents the value for personal use of taxi or car service in lieu of a Company-provided car for the period of January 1, 2015 through October 31, 2015; and reﬂects an average £/$ exchange rate through October 31, 2015. For Mr. De Shon, the value also includes the lease value of a Company-provided car for the period covering October 28, 2015 through December 31, 2015. All NEOs participate in the Company's employee auto insurance program and employee car lease program; however, no amounts are included for these programs as the Company does not incur any associated incremental cost.

(d)

For Mr. Nelson, includes: (i) annual dues of $1,413 paid by the Company for a corporate private club membership used primarily for Company-sponsored meetings; however, no amounts are included for occasional personal use of this membership by Mr. Nelson as the Company does not incur any associated incremental cost; and (ii) discretionary matching contributions made by The Avis Budget Group Charitable Foundation of $5,000.

(e)	Amounts include payments for annual physical examinations (annual costs for any NEO did not exceed $3,600).

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Grants of Plan-Based Awards Table

Name	Award Type	Grant/ Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)(c)	All Other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)(d)
			Threshold ($)(a)	Target ($)(a)	Maximum ($)(a)	Threshold (#)(b)	Target (#)(b)	Maximum (#)(b)
Mr. Nelson	Bonus	—	466,695	1,866,781	3,733,562
	Time-based	1/21/2015							24,522	—	—	1,500,011
	Performance-	1/21/2015				14,305	57,218	85,826				4,482,692
	based
	Time-based	9/15/15							43,908			2,000,009
Mr. Wyshner	Bonus	—	180,908	723,630	1,447,260
	Time-based	1/21/2015							10,626	—	—	649,992
	Performance-	1/21/2015				5,313	10,626	15,939				915,855
	based
	Time-based	9/15/15							65,862			3,000,014
Mr. De Shon	Bonus	—	187,209	748,836	1,497,672
	Time-based	1/21/2015							9,809	—	—	600,017
	Performance-	1/21/2015				4,905	9,809	14,713				845,409
	based
	Time-based	9/15/15							65,862			3,000,014
Mr. Ferraro	Bonus	—	142,534	570,137	1,140,274
	Time-based	1/21/2015							16,348	—	—	1,000,007
	Performance-	1/21/2015				8,174	16,348	24,522				1,409,034
	based
Mr. Servodidio	Bonus	—	96,113	384,452	768,904
	Time-based	1/21/2015							8,583	—	—	525,022
	Performance-	1/21/2015				1,839	3,678	5,517				317,007
	based

(a)	A discussion of the 2015 annual incentive performance-based incentive program is included in the CD&A. The amounts earned for 2015 annual incentives are set forth in the Summary Compensation Table.
(b)

Represents awards of PSUs. For Mr. Nelson, PSUs are scheduled to vest on January 21, 2017, based on Relative TSR goals; however, earlier vesting was also possible based on attainment of Adjusted EBITDA goals, and vesting of 51% of the target award occurred in February 2016, as discussed in the CD&A under “Compensation for our 2015 CEO”; the balance of the award remains outstanding, subject to attainment of Relative TSR goals. For other NEOs, PSUs vest on January 21, 2018, subject to continued service, based on Adjusted EBITDA goals and a Relative TSR modiﬁer, as more fully described in the CD&A under “Long Term Incentive Awards.”

(c)

With respect to awards granted on January 21, 2015: for Mr. Nelson, represents RSUs which are scheduled to vest on December 31, 2016, and for other NEOs, represents RSUs which vest in equal installments on each of the ﬁrst three anniversaries of the date of grant. With respect to awards granted on September 15, 2015: for Mr. Nelson, represents RSUs which are scheduled to vest on December 31, 2016, and for the other NEOs, represents RSUs which vest on each of the ﬁrst three anniversaries on the date of grant. Vesting of each of the RSU awards is generally subject to continued service.

(d)

Assumptions used in the calculation of the grant date fair value of the awards are included in Note 16 to our audited ﬁnancial statements for the ﬁscal year ended December 31, 2015, included in our 2015 Form 10-K. The grant date value of the stock underlying the Performance Awards assuming attainment of the highest performance conditions are: for Mr. Nelson, $5,249,976; Mr. De Shon, $899,994; Mr. Wyshner, $974,989; Mr. Ferraro, $1,500,011; and Mr. Servodidio, $337,475.

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Outstanding Equity Awards at Fiscal Year-End Table

		OPTION AWARDS					STOCK AWARDS(b)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercisable Unearned Options(#)	Options Exercise Price ($)(a)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Nelson	9/15/15						43,908(c)	1,593,421
Mr. Nelson	1/21/15						24,522(c)	889,903	57,218(j)	2,076,441
Mr. Nelson	4/17/14								59,966(k)	2,176,166
Mr. Nelson	1/23/13						49,528(d)	1,953,384	115,566(l)	4,557,923
Mr. Nelson	1/27/10	160,000			11.53	1/27/20
Mr. Nelson	1/28/09	212,500			0.79	1/28/19
Mr. Nelson	1/28/09	212,500			0.79	1/28/19
Mr. Wyshner	9/15/15						65,862(e)	2,390,132
Mr. Wyshner	1/21/15						10,626(f)	385,618	10,626(m)	385,618
Mr. Wyshner	1/22/14						9,721(g)	352,775	14,581(n)	529,144
Mr. Wyshner	1/23/13						9,434(h)	342,360	28,302(o)	1,027,080
Mr. Wyshner	1/28/09	12,500			0.79	1/28/19
Mr. Wyshner	1/28/09	50,000			0.79	1/28/19
Mr. De Shon	9/15/15						65,862(e)	2,390,132
Mr. De Shon	1/21/15						9,809(f)	355,969	9,809(m)	355,969
Mr. De Shon	1/22/14						9,721(g)	352,775	14,581(n)	529,144
Mr. De Shon	1/22/14						12,151(i)	440,960	12,151(p)	440,960
Mr. De Shon	1/23/13						9,434(h)	342,360	28,302(o)	1,027,080
Mr. Ferraro	1/21/15						16,348(f)	593,269	16,348(m)	593,269
Mr. Ferraro	1/22/14						5,670(g)	205,764	3,645(n)	132,277
Mr. Ferraro	1/23/13						4,128(h)	149,805	5,307(o)	192,591
Mr. Servodidio	1/21/15						8,583(f)	311,477	3,678(m)	133,475
Mr. Servodidio	1/22/14						8,506(g)	308,683	5,468(n)	198,434
Mr. Servodidio	1/23/13						8,255(h)	299,574	10,613(o)	385,146

(a)	Represents the fair market value of our Common Stock on the date of grant as approved by the Committee on the date of grant.
(b)

Stock awards include RSUs, PSUs, time-based restricted cash-units (“RCUs”) and performance-based restricted cash units (“PCUs”). RCUs and PCUs were granted to our CEO in 2013 and are payable in cash in an amount equal to the number of units that vest multiplied by the 90-trading day average closing price of our Common Stock prior to the vesting date. Values of units presented in the table are based: for RSUs and PSUs on the closing price of our Common Stock on December 31, 2015 of $36.29; and for RCUs and PCUs on the average 90-trading day closing stock price on December 31, 2015 of $42.59. Notes (c)-(p) are set forth below:

	Award	Vesting
(c)	RSUs	December 31, 2016.
(d)	24,764 RSUs	January 23, 2016.
24,764 RCUs
(e)	RSUs	Three equal installments on September 15, 2016, 2017 and 2018.
(f)	RSUs	Three equal installments on January 21, 2016, 2017 and 2018.
(g)	RSUs	Two equal installments on January 22, 2016 and 2017.
(h)	RSUs	January 23, 2016.
(i)	RSUs	January 22, 2016.
(j)	PSUs

January 21, 2017, from a threshold of 25% to a maximum of 150%, based on Relative TSR goals; vesting can be accelerated based on attainment of Adjusted EBITDA goals as more fully described in the CD&A.

(k)	PSUs	January 22, 2017, from a threshold of 25% to a maximum of 150%, based on Relative TSR goals; vesting can be accelerated based on attainment of Adjusted EBITDA goals.
(l)	57,783 PSUs	January 23, 2016, from a threshold of 25% to a maximum of 150% based on Relative TSR goals.
57,783 PCUs
(m)	PSUs	January 21, 2018, from a threshold of 50% to a maximum of 150% based on Adjusted EBITDA and TSR goals.
(n)	PSUs	January 22, 2017, from a threshold of 50% to a maximum of 150% based on Adjusted EBITDA and TSR goals.
(o)	PSUs	January 23, 2016, from a threshold of 50% to a maximum of 150% based on Adjusted EBITDA and TSR goals.
(p)	PSUs	January 22, 2016, from a threshold of 25% to a maximum of 150% based on Adjusted EBITDA goals for the former EMEA region.

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Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(a)	Value Realized on Exercise ($)(b)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(g)
Mr. Nelson	—	—	533,833(c	)	31,268,334
Mr. Wyshner	3,104	98,247	182,288(d	)	11,176,853
Mr. De Shon	—	—	110,776(e	)	6,795,313
Mr. Ferraro	—	—	19,926(f	)	1,225,572
Mr. Servodidio	—	—	36,582(f	)	2,248,437

(a)	Represents the exercise of stock options granted in 2005 with an exercise price of $30.0385 for Mr. Wyshner.
(b)	The value represents the difference between the price of our Common Stock at the time of exercise and the exercise price.
(c)	For Mr. Nelson, includes: vesting of 25% and 50% of PSU awards granted in 2010 and 2011, respectively; 100% of RSU, PSU, RCU and PCU awards granted in 2012; and 100% of an RSU award granted in 2014.
(d)	For Mr. Wyshner, includes: vesting of 100% of a PSU award granted in 2012; 81% of a special PSU award granted in 2012; and 33% of RSU awards granted in 2012, 2013 and 2014.
(e)	Includes for Mr. De Shon: vesting of 100% of a PSU award granted in 2012; 29% of a special PSU award granted in 2012; and 33% of RSU awards granted in 2012, 2013 and 2014.
(f)	Includes for Mr. Ferraro and Mr. Servodidio: vesting of 100% of a PSU award granted in 2012; and 33% of RSU awards granted in 2012, 2013 and 2014.
(g)

Values are based on the closing price of our Common Stock on the date of vesting before tax withholding. For Mr. Nelson, the amount includes $9.1 million in respect of the vesting of PCUs and RCUs.  The balance relates to the vesting of PSUs and RSUs at an average price of $55.51.  In December 2015, Mr. Nelson sold 40,000 of the 183,536 net shares he received from the vesting of RSUs and PSUs in 2015 and continues to hold the balance, which had a value of $5.2 million as of December 31, 2015.

Pension Beneﬁts Table

Name	Plan Name (a)	Number of Years of Credited Service (#)(a)	Present Value of Accumulated Beneﬁt ($)(a)	Payments During Last Fiscal Year ($)
Mr. Ferraro	Avis Rent A Car System, LLC Pension Plan	21 years, 1 month	338,950	—

(a)

Avis froze its qualiﬁed deﬁned beneﬁt pension plan to new participation and future beneﬁt accruals as of December 31, 1998. Mr. Ferraro is the only NEO who participated in this plan. Prior to December 31, 1998, Mr. Ferraro earned the right to receive certain beneﬁts upon retirement at the retirement age of 65 or upon early retirement on or after age 55. For a discussion of the calculation of retirement beneﬁts, please see Note 17 to our audited ﬁnancial statements for the ﬁscal year ended December 31, 2015, included in our 2015 Form 10-K.

The Avis Rent A Car System, LLC Pension Plan is a qualiﬁed, ﬁnal average pay type of retirement plan that pays unreduced beneﬁts upon attainment of age 65. The retirement beneﬁt is calculated by multiplying years of credited service and ﬁnal average pay (ﬁve highest consecutive years earnings in the ten years immediately preceding the December 31, 1998 plan freeze date) and reducing that amount by a portion of estimated Social Security old age beneﬁts payable at age 65. The normal form of payment is a 50% joint and survivor annuity (assuming the participant is married at the time beneﬁt payments commence). Alternate forms of annuity payments and a lump-sum option may be selected, if approved by the spouse.

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Non-qualiﬁed Deferred Compensation Table

Name	Executive Contributions in Last FY ($)(a)	Registrant Contributions in Last FY ($)(b)	Aggregate Earnings in Last FY ($)(c)	Aggregate Withdrawals/ Distributions ($)(d)	Aggregate Balance at Last FYE ($)(e)
Mr. Nelson	193,333	193,333	(21,925)	(380,065)	508,755
Mr. Wyshner	91,627	91,627	(13,160)	(165,873)	577,435
Mr. De Shon	93,012	93,012	(25,692)	—	517,686
Mr. Ferraro	—	—	—	—	—
Mr. Servodidio	44,611	44,611	(2,137)	(49,782)	88,145

(a)

Under the deferred compensation plan, participants can elect to defer a maximum of 80% of base salary and 98% of annual cash incentives. The agreements between participants and the Company must provide that the deferrals under the plan are (1) irrevocable; (2) agreed to before the compensation is earned; and (3) for a speciﬁed length of time. Amounts deferred by participants, as well as any matching contributions made by the Company, are typically contributed to a rabbi trust established for the purpose of holding plan assets. Participants may allocate deferrals to one or more deemed investments under the plan, which may include a deemed investment in the Company’s Common Stock. Matching contributions may be subject to such distribution provisions as determined from time to time; however, all of a participant’s accounts under this plan will be distributed in the event of a change in control (as deﬁned in the deferred compensation plan) or in the event that the participant’s service with us terminates as a result of death or disability. A participant in this plan may elect a single lump-sum payment of his or her account, or may elect installments over a period of up to 10 years; however, the participant’s entire account balance will be paid in a single lump-sum following a change in control.

(b)	The Company provides matching contributions for its NEOs up to a cap of 6% of base salary and annual incentive, as applicable.
(c)

All participant deferrals and matching contributions are immediately vested and are held in a grantor trust. Under this arrangement, the Company takes no tax deduction, and the beneﬁciaries pay no tax on contributions to the trust until amounts are paid. As funds are potentially subject to the employer’s creditors, they are inaccessible to present and future management until payment is required to be made in accordance with the terms of the plan.

(d)

Amounts represent ordinary course distributions pursuant to prior payment elections made by the NEOs in accordance with the terms and conditions of the applicable plan (as further discussed in note (a) above).

(e)

Represents total trust assets accumulated for all periods of plan participation through the end of 2015. The aggregate balance is the sum of all participant and registrant contributions and investment earnings less any withdrawals or distributions.

Employment Agreements and Other Arrangements

Each NEO is employed by us pursuant to a written agreement of employment or has a severance agreement, as summarized below and discussed under “Employment and Change of Control Agreements; Severance Arrangements.”

Mr. De Shon

On September 15, 2015, the Company entered into a new employment agreement with Mr. De Shon, effective January 1, 2016. In addition to providing for a minimum base salary of $1,000,000 and employee beneﬁt plans generally available to our executive ofﬁcers, Mr. De Shon’s agreement provides for an annual incentive award with a target amount equal to 150% of his base salary, subject to attainment of performance goals, and grants of long-term incentive awards, upon such terms and conditions as determined by our Board of Directors or the Committee. Mr. De Shon’s agreement provides that if his employment with the Company is terminated without “Cause” or due to a “Constructive Discharge” (as described below), he will be entitled to a lump-sum payment equal to 200% of the sum of his then-current base salary plus his then-current target annual bonus, and perquisites to include car usage, ﬁnancial planning and health coverage for a period of 24 months. In addition, in this event, Mr. De Shon's then outstanding equity awards, which would have vested in accordance with their original vesting schedule by the two-year anniversary of termination of employment would immediately vest in full. However, awards that vest based on the achievement of speciﬁed objective performance goals will remain outstanding following such termination and become vested or be forfeited based on actual achievement of the applicable performance goals during the two-year period following such termination. Mr. De Shon’s agreement provides for non-competition and non-solicitation covenants which will last two years following Mr. De Shon’s employment with us.

Mr. Nelson

In April 2014, the Company entered into an amended employment agreement with Mr. Nelson, which was further amended in March 2016. The agreement is scheduled to terminate on December 31, 2016, and generally provides Mr. Nelson and his dependents with continuation of certain health and welfare beneﬁts until he reaches (or would have reached) age 75. If Mr. Nelson’s employment with the Company is terminated by the Company without “Cause” or due to a “Constructive Discharge” (as summarized below), Mr. Nelson generally will be entitled to a lump-sum payment equal to 200% of the sum of his then-current base salary plus his then-current target annual bonus, and accelerated vesting of equity awards scheduled to vest during the two-year period following the termination of Mr.

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Nelson’s employment, with performance-vesting awards vesting (or being forfeited) based on actual achievement of applicable performance goals. Mr. Nelson is also generally entitled to receive beneﬁts and perquisites on a basis no less favorable than as provided to any other executive of the Company. The amended employment agreement provides for post-termination non-competition and non-solicitation covenants that will last one year following Mr. Nelson's employment with us, subject to certain exceptions.

Mr. Wyshner

In March 2016, the Company entered into an amended employment agreement with Mr. Wyshner. In addition to providing for a minimum base salary of $800,000, and employee beneﬁt plans generally available to our executive ofﬁcers, Mr. Wyshner’s agreement provides for an annual incentive award with a target amount equal to 125% of his base salary, subject to attainment of performance goals, and grants of long-term incentive awards, upon such terms and conditions as determined by our Board of Directors or the Committee. Mr. Wyshner’s agreement provides that if his employment with the Company is terminated without “Cause” or due to a “Constructive Discharge” (as described below), he will be entitled to a lump-sum payment equal to 200% of the sum of his then-current base salary plus his then-current target annual bonus, and perquisites to include car usage, ﬁnancial planning and health coverage for a period of 24 months. In addition, in this event, Mr. Wyshner’s then outstanding equity awards, which would have vested in accordance with their original vesting schedule by the two-year anniversary of termination of employment would immediately vest in full. However, awards that vest based on the achievement of speciﬁed objective performance goals will remain outstanding following such termination and become vested or be forfeited based on actual achievement of the applicable performance goals during the two-year period following such termination. Mr. Wyshner’s agreement provides for non-competition and non-solicitation covenants which will last two years following Mr. Wyshner’s employment with us.

Messrs. Ferraro and Servodido

The severance agreement for each of Mr. Ferraro and Mr. Servodidio provides that if the executive’s employment is terminated by us other than for “Cause” (as described below), disability or death, he will receive a lump-sum severance payout equal to 200% of the sum of base salary plus target incentive bonus, and perquisites to include car usage, ﬁnancial planning and health coverage for a period of 24 months. In addition, in connection with such termination, each agreement also generally provides for accelerated vesting on termination of the stock-based awards which would have vested in accordance with their original vesting schedule by the two-year anniversary of termination of employment. However, awards that are intended to be performance-based compensation for purposes of 162(m) of the Code will instead remain outstanding following such termination and become vested or be forfeited based on actual achievement of the applicable performance goals during the two-year period following such termination. Severance is contingent upon execution of a separation agreement containing a release of claims against the Company and non-competition covenants.

As previously noted, no NEO is entitled to any tax gross-up or other payments for any “golden parachute” excise taxes, interest or penalties.

Certain Deﬁned Terms

For all our NEOs:

“Cause” is deﬁned in the agreement for each NEO and generally includes the willful failure to substantially perform duties, any act of fraud, embezzlement or similar conduct and conviction of a felony.

For Messrs. De Shon, Nelson and Wyshner:

“Constructive Discharge” generally means (a) any material failure of the Company to fulﬁll its obligations under the applicable employment agreement, (b) the relocation of our business ofﬁce more than 30 miles or (c) the failure of a successor to the Company to assume the applicable employment agreement. In addition, “Constructive Discharge” also means:

•

For Mr. De Shon:

(a) any material diminution to Mr. De Shon’s duties and responsibilities, including Mr. De Shon ceasing to be the most senior executive ofﬁcer of a public company or (b) Mr. De Shon does not report directly to the Board of Directors.

•

For Mr. Nelson:

(a) any material diminution to Mr. Nelson’s duties and responsibilities (excluding a transition to Executive Chairman effective on or after December 31, 2015), (b) Mr. Nelson does not report directly to the Board or (c) Mr. Nelson is not elected to serve on the Board or to serve as Chairman of the Board, for any reason other than resignation (excluding any resignation resulting from the failure to satisfy any majority voting requirement), unwillingness to serve, or termination for Cause.

•

For Mr. Wyshner:

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(a) any material diminution to Mr. Wyshner’s duties and responsibilities, including Mr. Wyshner ceasing to be an executive ofﬁcer of a public company or (b) Mr. Wyshner is not the most senior ﬁnancial ofﬁcer of the Company.

Discussion of Change-in-Control Provisions

Equity Awards

The Company’s Amended and Restated Equity and Incentive Plan provides that equity awards accelerate following a Change in Control (as deﬁned in the Amended and Restated Equity and Incentive Plan) of the Company only if a participant is also terminated without cause or experiences a constructive discharge within two years following a Change in Control.

Under the Amended and Restated Equity and Incentive Plan, “Change in Control” is generally deﬁned as: (a) any person or entity is or becomes the “beneﬁcial owner” of 50% or more of the combined voting power of the Company’s then outstanding voting securities; (b) a change in the majority of the members of the Board; (c) there is a merger or consolidation of the Company; or (d) stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is a sale or disposition by the Company of all or substantially all of the Company’s assets.

Severance

Severance payments are described above, none of which are payable solely due to a Change in Control (as deﬁned above).

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Termination, Severance and Change of Control Arrangements

The table below shows the potential severance payments for each NEO, as of December 31, 2015, who is currently an executive ofﬁcer.

Name and Triggering Event(a)	Lump-Sum Severance Payment ($)(b)	Accelerated Vesting of Stock-based Awards ($)(c)	Continuation of Beneﬁts and Perquisites ($)(d)	Total ($)
Mr. Nelson
Resignation or Termination by Company for Cause	—	—	236,224	236,224
Termination due to Death or Disability	1,875,000	13,247,239	309,628	15,431,867
Termination by Company without Cause or due to Constructive Discharge	9,343,750	13,247,239	309,628	22,900,617
Change of Control Transaction and Termination by Company without Cause or due to Constructive Discharge	9,343,750	13,247,239	309,628	22,900,617
Change of Control Transaction without Termination	—	—	—	—
Mr. Wyshner
Resignation or Termination by Company for Cause	—	—	—	—
Termination due to Death or Disability	725,000	5,412,726	96,490	6,234,216
Termination by Company without Cause or due to Constructive Discharge	4,335,500	5,412,726	96,490	9,844,716
Change of Control Transaction and Termination by Company without Cause or due to Constructive Discharge	4,335,500	5,412,726	96,490	9,844,716
Change of Control Transaction without Termination	—	—	—	—
Mr. De Shon
Resignation or Termination by Company for Cause	—	—	—	—
Termination due to Death or Disability	815,769	6,235,348	—	7,051,117
Termination by Company without Cause or due to Constructive Discharge	3,300,000	4,964,000	95,190	8,359,190
Change of Control Transaction and Termination by Company without Cause or due to Constructive Discharge	3,300,000	6,235,348	95,190	9,630,538
Change of Control Transaction without Termination	—	—	—	—
Mr. Ferraro
Resignation or Termination by Company for Cause	—	—	—	—
Termination due to Death or Disability	382,716	1,866,975	—	2,249,691
Termination by Company without Cause or due to a Constructive Discharge	2,400,000	1,075,926	77,501	3,553,427
Change of Control Transaction and Termination by Company without Cause or due to a Constructive Discharge	2,400,000	1,866,975	77,501	4,344,476
Change of Control Transaction without Termination	—	—	—	—
Mr. Servodidio
Resignation or Termination by Company for Cause	—	—	—	—
Termination due to Death or Disability	357,663	1,636,788	—	1,994,451
Termination by Company without Cause or due to Constructive Discharge	1,925,000	942,850	79,331	2,947,181
Change of Control Transaction and Termination by Company without Cause or due to Constructive Discharge	1,925,000	1,636,788	79,331	3,641,119
Change of Control Transaction without Termination	—	—	—	—

(a)

Descriptions of the terms “Cause”, “Constructive Discharge” and “Resignation Event” are provided above under the section captioned “Employment Agreements and Other Arrangements – Certain Deﬁned Terms.”

(b)

For all NEOs, the lump-sum severance payments, other than due to death or disability, were calculated based on each executive’s base salary and target annual incentive as of December 31, 2015 and multiplied by 299% or 200% as applicable. Severance due to death and disability is calculated based on target annual incentives for Mr. Nelson and Mr. Wyshner, and based on actual annual incentives for Messrs. De Shon, Ferraro and Servodidio.

(c)

The values of RSUs and PSUs were calculated assuming accelerated vesting as of December 31, 2015 and based on the closing price of our Common Stock of $36.29. The value for RCUs and PCUs awarded to Mr. Nelson in 2013 was calculated using the average 90-trading day closing stock price ending on December 31, 2015 of $42.59. Descriptions of the accelerated vesting provisions are provided under “Employment Agreements and Other Arrangements.”

(d)

For Mr. Nelson, reﬂects the continuation of beneﬁt plans he participates in until age 75 in the event of a “Resignation or Termination by the Company for Cause” and all other amounts in the “Continuation of Beneﬁts and Perquisites” column include the continuation of such beneﬁts and 24 months of continued car beneﬁts and ﬁnancial planning. For all other NEOs, reﬂects 24 months of continued health, dental and car beneﬁts and ﬁnancial planning.

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2015 Director Compensation

Non-employee directors are compensated for their service on the Board as described below.

Annual Compensation

For 2015, our directors received an annual director retainer of $200,000. To reﬂect their additional responsibilities, the Presiding Director and the chairs and members of each of the Audit, Compensation, Corporate Governance and Executive Committees, respectively, receive additional annual retainers as set forth below:

Annual Retainers ($)
Presiding Director	30,000
Audit Committee Chair	25,000
Audit Committee Member	10,000
Compensation Committee Chair	25,000
Compensation Committee Member	10,000
Corporate Governance Committee Chair	15,000
Corporate Governance Committee Member	7,500
Executive Committee Member	8,000

Director compensation is paid quarterly, 50% in cash and 50% in equity, subject to a cap of 7,500 shares per quarter. Under the Company’s deferred compensation plan applicable to non-employee directors, a director may elect to defer any or all of the cash portion of his or her compensation and direct such deferred amounts among a pre-selected group of investment options similar to those available through the deferred compensation plan available to the NEOs. Directors may also elect to receive up to 100% of their compensation in the form of equity.

Under the Company’s deferred compensation plan applicable to non-employee directors, the equity portion of director compensation is automatically deferred into the form of deferred stock units. Such units convert on a one-on-one basis into the Company’s Common Stock upon termination of service, a change in control, or at a different time based on a director’s election. In lieu of the default treatment of the equity portion of the director compensation discussed above, directors may elect to receive the equity portion of their compensation in the form of the Company’s Common Stock on each quarterly payment date.

Directors do not receive any meeting fees or any beneﬁts such as life or medical insurance. Members of the Board who are also ofﬁcers or employees of our Company do not receive compensation for serving as directors, other than reimbursement of travel-related expenses for meetings held outside the Company’s headquarters. Directors are eligible for matching of charitable contributions through the Avis Budget Group Charitable Foundation. Directors are also eligible to purchase vehicles through the auto lease program we make available to our employees; however, such purchases do not result in an associated incremental cost to the Company.

Stock Ownership Guidelines

Minimum stock ownership guidelines require each non-employee director to acquire and hold designated levels of our Company’s stock. Under such guidelines, our non-employee directors are required to retain a minimum of 50% of the net shares (net of taxes) awarded in connection with their director compensation, until reaching an ownership threshold of ﬁve times the annual cash retainer. Given the mandatory hold provision until the threshold is obtained, there is no speciﬁed deadline for achieving designated thresholds. For purposes of non-employee director stock ownership guidelines, stock ownership is deﬁned to include stock owned by the director directly, stock owned indirectly through the Company’s deferred compensation plan applicable to non-employee directors, and the “in-the-money” portion of vested stock options. As of December 31, 2015, all current directors with more than one year of Board service had exceeded such minimum ownership threshold.

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2015 Director Compensation Table

Name of Director	Fees Earned or Paid In Cash ($)(a)	Stock Awards ($)(b)	Change in Pension Value and Nonqualiﬁed Deferred Compensation Earnings ($)(c)	All Other Compensation ($)(d)	Total ($)
Cathcart, Alun (e)	105,000	105,051	—	5,000	215,051
Choksi, Mary C.	108,750	108,740	—	5,000	222,490
Coleman, Leonard S.	127,500	127,494	—	5,000	259,994
Fox, Jeffrey H.	100,000	99,985	—	5,000	204,985
Hardy, John D.	112,500	112,547	—	5,000	230,047
Krominga, Lynn	110,000	109,983	—	5,000	224,983
Mestre, Eduardo G.	—	208,034	—	5,000	213,034
Salerno, F. Robert (e)	104,000	103,986	—	5,000	212,986
Sweeney, Stender E.	116,250	116,244	—	5,000	237,494

(a)

The cash portion of fees paid represents: 50% of the annual retainer and 50% of committee chair and membership stipends. Directors may elect to defer some or all fees earned or paid in cash under the Company’s deferred compensation plan applicable to non-employee directors. For 2015, the following directors elected to defer their 2015 cash compensation: Mr. Mestre deferred all such fees and elected to receive such fees in the form of deferred stock units; and Mr. Sweeney deferred all such fees and elected to direct his deferred cash compensation into investment options selected from those offered under the deferred compensation plan.

(b)

The stock awards represent: 50% of the annual retainer and 50% of committee chair and membership stipends. Such amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The number of deferred stock units or shares of Common Stock to be received pursuant to the equity portion of the retainer or any other compensation to be paid in the form of equity is equal to the value of the compensation being paid in the form of equity, divided by the fair market value of the Company’s Common Stock on the date of grant. For 2015, directors had the opportunity to receive the equity portion of their compensation in the form of the Company’s Common Stock on each quarterly payment date. Mr. Coleman, Mr. Hardy, Ms. Krominga and Mr. Sweeney made such an election with respect to the equity portion of 2015 director compensation. Each of the other directors received stock awards in the form of deferred stock units.

Outstanding stock awards at ﬁscal year-end are as follows: for Mr. Cathcart, 21,013 deferred stock units; for Ms. Choksi, 58,902 deferred stock units; for Mr. Coleman, 69,287 deferred stock units; for Mr. Fox, 5,039 deferred stock units; for Mr. Hardy, 54,074 deferred stock units; for Ms. Krominga, 53,906 deferred stock units; for Mr. Mestre, 61,772 deferred stock units; for Mr. Salerno, 12,618 deferred stock units; and for Mr. Sweeney, 66,711 deferred stock units.

(c)

As described above, Mr. Sweeney elected to defer the cash portion of his 2015 director compensation into certain investment options available under the deferred compensation plan. There were no above-market or preferential earnings in 2015 as any earnings were market-based, consistent with the investment options selected by Mr. Sweeney.

(d)	Represents discretionary matching contributions available through The Avis Budget Group Charitable Foundation.
(e)

In addition to the compensation reﬂected above, Messrs. Salerno and Cathcart were also paid the following amounts in 2015, which were previously earned and accrued during their prior employment with the Company and Avis Europe, respectively:

Avis Rent A Car System, LLC Pension Plan (Mr. Salerno)	$40,597
Avis Rent A Car System, LLC Retirement Equalization Beneﬁt Plan (Mr. Salerno)	$59,075
Avis U.K. Pension Plan (Mr. Cathcart)	$510,985	*

*Reﬂects a £/$ exchange rate as of December 31, 2015 of 1.4751.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised entirely of independent directors and administers the Company’s executive compensation policies and programs. Leonard S. Coleman has served as a member of our Compensation Committee since August 2006. Lynn Krominga has served as a member of our Compensation Committee since January 2007. John D. Hardy, Jr. has served as a member of our Compensation Committee since April 2008. Brian J. Choi and Jeffrey H. Fox were appointed to the Compensation Committee in January 2016. None of these Directors were ofﬁcers or employees of the Company or any of the Company’s subsidiaries or had any relationship requiring disclosure by the Company under Item 404 of the SEC’s Regulation S-K during 2015 or before.

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Report of Audit Committee

Management has the primary responsibility for the ﬁnancial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated ﬁnancial statements and opining on the effectiveness of the Company’s controls in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing their reports thereon.

In performing its oversight function, the Audit Committee discussed the consolidated ﬁnancial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed under the rules adopted by the PCAOB.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required from the independent auditors by applicable requirements of the PCAOB.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations and the evaluations of the Company’s internal controls.

Based on the reviews and discussions referred to above and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated ﬁnancial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for ﬁling with the SEC. The Audit Committee also has recommended the selection of the Company’s independent registered public accounting ﬁrm for ﬁscal year 2016.

THE AUDIT COMMITTEE
Stender E. Sweeney, Chairman
Alun Cathcart
Mary C. Choksi
Lynn Krominga

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Proposals to Be Voted On at Meeting

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated Mses. Choksi and Krominga and Messrs. Cathcart, Choi, Coleman, De Shon, Fox, Hardy, Mestre, Nelson, Salerno, Sweeney and Viswanathan to be elected at the Meeting to serve as directors for a one-year term ending at the 2017 annual meeting of stockholders and until his or her successor is duly elected and qualiﬁed or until his or her earlier resignation or removal. All of the nominees for director are incumbent nominees and were each elected for one-year terms at the 2015 annual meeting, other than Mr. De Shon, who joined the Board in October 2015, and Mr. Choi and Mr. Viswanathan, who joined the Board in January 2016 and March 2016, respectively, pursuant to the Cooperation Agreement. For certain information regarding each nominee, see “Board of Directors—Biographical Information for Nominees” above.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Meeting, any nominee should become unavailable to serve, proxies may be voted for another person designated as an alternative by the Board or the Board may reduce the number of directors in accordance with the Company’s Amended and Restated Certiﬁcate of Incorporation and by-laws, subject to the rights of SRS to recommend a replacement director under the Cooperation Agreement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NOMINEE AS A DIRECTOR.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee’s Charter provides that the Audit Committee is responsible for:

•

appointing, compensating and overseeing the work performed by our independent auditors related to the audit of our annual consolidated ﬁnancial statements and internal controls over ﬁnancial reporting; and

•

evaluating the qualiﬁcations, performance and independence of our independent auditors with the assistance of management.

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting ﬁrm for ﬁscal year 2016. Deloitte has served as our independent registered public accounting ﬁrm since before we became a stand-alone vehicle rental company in 2006. Prior to appointing Deloitte for 2016, the Audit Committee considered Deloitte’s tenure, technical expertise, capabilities as independent auditors, industry knowledge and communication with the Audit Committee, and also considered the impact on the Company of changing independent auditors.

The lead engagement partner from Deloitte is required to be rotated every ﬁve years. The process for selecting a new lead engagement partner includes a meeting between the Chair of the Audit Committee and the candidate for this role, as well as discussion by the full Audit Committee and with senior management.

A representative of Deloitte is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of stockholders.

Principal Accounting Firm Fees. Fees billed to the Company by Deloitte, the member ﬁrms of Deloitte Touche Tohmatsu, and their respective afﬁliates (collectively, the “Deloitte Entities”) for the years ended December 31, 2015 and 2014 were as follows:

	Fee (in thousands)
Type of Fees	2015	2014
Audit Fees	$7,165	$7,665
Audit-Related Fees	$1,369	$1,747
Tax Fees	$2,668	$3,241
All Other Fees	—	$75

Audit Fees. The aggregate audit fees primarily relate to the audit of the Company’s annual consolidated ﬁnancial statements for the ﬁscal years ended December 31, 2015 and 2014 and for the reviews of the consolidated condensed ﬁnancial statements included in the Company’s Quarterly Reports on Form 10-Q and for other attest services, including services related to regulatory and statutory ﬁlings and ﬁnancings.

Audit-Related Fees. The aggregate audit-related fees for 2015 and 2014 primarily relate to services in connection with due diligence pertaining to potential transactions or investments and audits of employee beneﬁt plans.

Tax Fees. The aggregate fees billed for tax services for the ﬁscal years ended December 31, 2015 and 2014 relate to tax compliance, tax advice and tax planning. For the ﬁscal year ended December 31, 2015, approximately $1.7 million of such fees related to tax compliance and approximately $1.0 million related to tax advice and tax planning. For the ﬁscal year ended December 31, 2014, approximately $2.2 million of such fees related to tax compliance and approximately $1.0 million related to tax advice and tax planning.

All Other Fees. There were no other fees for the ﬁscal year ended December 31, 2015. Other fees for 2014 primarily relate to fees billed for services in connection with readiness assistance for the adoption of the COSO 2013 Framework.

The Audit Committee considered the non-audit services provided by the Deloitte Entities and determined that the provision of such services was compatible with maintaining the Deloitte Entities’ independence. The Audit Committee has also adopted a policy prohibiting the Company from hiring the Deloitte Entities’ personnel who have been directly involved in performing auditing procedures or providing accounting advice to the Company within a speciﬁed period of time in any role in which such person would be in a position to inﬂuence the contents of the Company’s consolidated ﬁnancial statements.

The Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting ﬁrm, as described below.

All services performed by the independent registered public accounting ﬁrm in 2015 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting ﬁrm may perform. The policy requires that prior to the beginning of each ﬁscal year, a description of the services (the “Service List”) anticipated to be performed by the independent registered public accounting ﬁrm in each of the Disclosure

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Categories in the ensuing ﬁscal year be presented to the Audit Committee for approval.

Any requests for audit, audit-related, tax and other services not contemplated by the Service List must be submitted to the Audit Committee for speciﬁc pre-approval, except for de minimis amounts under certain circumstances as described below, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the authority to grant speciﬁc pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman will update the full Audit Committee no later than the next regularly scheduled meeting for any interim approvals granted.

On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date as compared to the original Service List and the forecast of remaining services and fees for the ﬁscal year.

The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances.

Although not required by the Company’s by-laws or otherwise, the Board of Directors is submitting for stockholder ratiﬁcation the selection of Deloitte as the Company’s independent registered public accounting ﬁrm. If the selection is not ratiﬁed, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting ﬁrm.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEAR 2016.

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PROPOSAL NO. 3

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is asking its stockholders to approve an advisory resolution to approve the compensation of our named executive ofﬁcers as follows:

“RESOLVED, that the compensation paid to the Company’s named executive ofﬁcers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

This vote is not intended to address any speciﬁc item of compensation, but rather the overall compensation of our named executive ofﬁcers, as described in this proxy statement.

This vote is advisory and, therefore, it will not be binding on the Company, the Compensation Committee or our Board of Directors, nor will it overrule any prior decision or require the Board or the Compensation Committee to take any action. However, the Compensation Committee and our Board of Directors value the opinions of our stockholders and to the extent there is any signiﬁcant vote against the named executive ofﬁcer compensation as disclosed in this proxy statement, the Compensation Committee and our Board of Directors will consider stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

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PROPOSAL NO. 4

PROPOSAL TO APPROVE THE AVIS BUDGET GROUP, INC. AMENDED AND RESTATED EQUITY AND INCENTIVE PLAN

In March 2016, the Board approved, subject to shareholder approval at the Annual Meeting, an amendment and restatement to the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan (the “Plan”), most recently amended and restated with stockholder approval in 2014, to:

•

increase the number of shares authorized for issuance under the Plan by 1.6 million shares;

•

add as criteria on which performance goals may be based, including:

○

EBITDA margin;

○

Pretax income margin; and

○

Customer satisfaction metrics, such as net promoter scores; and

•

re-approve the material terms of the performance goals under the Plan for purposes of preserving the ability to grant awards to covered executives under the Plan that are intended to qualify as performance-based compensation that is deductible under Section 162(m).

Under Section 162(m), we must seek your approval at ﬁve-year intervals to preserve the federal income tax deduction. Failure to obtain stockholder approval for this proposal, however, will not impact our ability to grant awards to covered executives under the Plan that are intended to qualify as performance-based compensation that is deductible under Section 162(m) until 2019.

Our Company reported record results in 2015, achieving $8.5 billion in revenue and $903 million in Adjusted EBITDA. The Board believes the Company’s performance is due, in large part, to its highly engaged and service-focused employees and that our future success depends on our ability to attract and retain talented employees. The Board believes that equity awards can be a powerful recruiting and retention tool, while recognizing the need to be cognizant of the dilutive effect of such awards. From the inception of the Company’s share repurchase program in 2013 through December 31, 2015, the Company has repurchased approximately 16.1 million shares of common stock. Share repurchases can have the effect of offsetting or neutralizing the impact of dilution from equity awards.

The Plan includes key provisions designed to protect stockholder interests, promote effective corporate governance and reﬂect use of corporate governance best practices including, but not limited to, the following:

•

No Discounted Options. Stock options may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

No Repricing of Under-water Options. The terms of the Plan do not allow for the repricing of “under-water” options, including the cancellation and reissuance of new options in exchange for stock options whose stock price is above the then-current fair value of the Company’s Common Stock.

•

No Share Recycling for Net Exercise or Tax Withholding. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under our plan.

•

No Evergreen Provision. There is no “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the Plan are automatically replenished.

•

No Automatic Grants. The Plan does not provide for automatic grants to any participant.

•

No Dividend Payments on Unearned Performance Awards. Dividends and dividend equivalents are required to be deferred during any restricted period applicable to awards subject to the attainment of performance goals.

•

Limits on Equity Awards to Non-Employee Directors. The grant date fair value of awards granted to any individual non-employee director in any year cannot exceed $1.0 million, excluding awards in lieu of cash retainers and any stock dividends.

The text of the proposed amendment and restatement of the Plan is set forth in Annex A to this Proxy Statement, and the description of the Plan set forth herein is qualiﬁed in its entirety by reference to the text thereof. If approved by stockholders, the Plan, as amended, will become effective as of May 25, 2016. If we do not obtain requisite stockholder approval of the amended Plan, the current Plan (without giving effect to the proposed share increase) will remain in effect.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about shares of our Common Stock that may be issued upon the exercise of options and restricted stock units under all of our existing equity compensation plans as of December 31, 2015.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, Rights and Restricted Stock Units (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (Excludes Restricted Stock Units) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reﬂected in First Column) (b)
Equity compensation plans approved by Company stockholders	2,999,073	2.87	7,289,681
Equity compensation plans not approved by Company stockholders	—	—	—
Total	2,999,073		7,289,681

(a)

Includes options and other awards granted under the following plans approved by stockholders: the Amended and Restated Equity and Incentive Plan, the 1997 Stock Incentive Plan, and the Directors Deferred Compensation Plan. The 1997 Stock Incentive Plan and the Directors Deferred Compensation Plan were each approved with respect to an initial allocation of shares.

(b)

Represents 4,830,560 shares available for issuance under the Amended and Restated Equity and Incentive Plan and 2,459,121 shares available for issuance pursuant to the 2009 Employee Stock Purchase Plan.

Summary of the Amended and Restated Equity and Incentive Plan

General

The Plan, initially adopted by the Board and approved by stockholders in 2007, was subsequently amended in 2009, 2012 and 2014 to increase the shares available for issuance. Such amendments were approved by stockholders.

The purpose of the Plan is to facilitate the attraction and retention of key executive talent critical to our long-term success, to tie a signiﬁcant portion of executives’ compensation to the performance of the Company, including long-term performance, to align compensation with stockholder interests and to provide the Company with a strong long-term retention tool.

The Plan provides for the grant of equity-based and other awards, including restricted stock, restricted stock units, stock options, stock appreciation rights and other equity-based awards to our non-employee directors, executive ofﬁcers and other key employees, consultants, independent contractors, and other individuals who perform services for the Company who are selected by our Compensation Committee for participation in the Plan. Currently, there are eleven non-employee directors, nine executive ofﬁcers, approximately 150 other key employees and no consultants, independent contractors or other individuals who perform services for the Company who receive equity-based awards; however, any of the individuals mentioned in the previous sentence may receive equity-based or other awards under the Plan in the future in the discretion of the Committee.

Under the Plan, the aggregate grant date fair value of all awards granted to any individual non-employee director in any calendar year shall not exceed $1.0 million (excluding awards made in lieu of cash retainers and any stock dividends payable in respect of outstanding awards).

The closing price of the Company’s Common Stock as of December 31, 2015 was $36.29.

Administration

The Plan is administered by our Compensation Committee, which has the authority, among other things, to determine who will be granted awards and all of the terms and conditions of the awards. The Compensation Committee is also authorized to determine to what extent an award may be settled, cancelled, forfeited or surrendered, to interpret the Plan and any awards granted thereunder and to make all other determinations necessary or advisable for the administration of the Plan. Where the vesting or payment of an award under the Plan is subject to the attainment of performance goals, the Compensation Committee is responsible for certifying that the performance goals have been attained. Neither the Compensation Committee nor our Board has the authority under the Plan to reprice, or to cancel and re-grant, any stock option or, if applicable, other award granted under the Plan, that would lower the exercise, base or purchase price without ﬁrst obtaining the approval of our stockholders.

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Equity Incentive Programs

Upon approval of the proposed amendment, we will have approximately 5.1 million shares available for future issuance under the Plan, comprised of the shares available for issuance under the current Plan (without giving effect to any of the amendments described in this proposal) plus the shares which will become authorized for issuance upon such approval. Including aggregate past grants under the current Plan, 11.2 million of which have previously vested over the last eight years, the maximum number of shares of Common Stock reserved for the grant of awards under the Plan would be 20.1 million upon approval of the proposed amendment, subject to adjustment as provided in the Plan.

The Plan places limits of the maximum amount of awards that may be granted to any participant in any plan year. Under the Plan, no participant may receive awards that cover in the aggregate more than 1.0 million shares in any plan year. Shares issued under the Plan may be authorized but unissued shares or treasury shares. Awards granted after June 2009, except options and stock appreciation rights, must be counted against the foregoing share limit as 1.18 shares for every one share actually issued in connection with such award.

Shares of stock that are surrendered or withheld as payment of either the exercise price of an award or withholding taxes in respect of an award (including shares underlying a stock appreciation right that are retained by the Company to account for the grant price of the stock appreciation right) are no longer available for awards under the Plan. If any shares subject to an award granted under the Plan are forfeited, cancelled or surrendered or if an award terminates or expires without a distribution of shares, those shares of Common Stock will again be available for awards under the Plan. In the event that the Compensation Committee determines that any corporate event, such as a stock split, reorganization, merger, consolidation, repurchase or share exchange affects our Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Plan participants, then the Compensation Committee will make those adjustments as it deems necessary or appropriate to any or all of:

•

the number and kind of shares or other property that may thereafter be issued in connection with future awards;

•

the exercise price or purchase price of any outstanding award;

•

the performance goals applicable to outstanding awards; and

•

the maximum number of shares that can be issued to any one participant in any one year.

The Compensation Committee determines all of the terms and conditions of equity-based awards under the Plan, including whether the vesting or payment of an award will be subject to the attainment of performance goals. The performance goals that may be applicable to the equity incentive program under the Plan can be based on one or more of the following criteria, as more fully described in the Plan:

•

Return on total stockholder equity;

•

Earnings per share;

•

Net income (before or after taxes);

•

Earnings before any or all of interest, taxes, minority interest, depreciation and amortization (“EBITDA”);

•

Sales or revenues;

•

Return on assets, capital or investment;

•

Market share;

•

Cost reduction goals, including goals related to operating and/or sales, general and administrative expenses;

•

Implementation or completion of critical projects or processes;

•

Cash ﬂow;

•

Gross or net proﬁt margin;

•

EBITDA margin;

•

Pretax income margin;

•

Customer satisfaction metrics, such as net promoter scores;

•

Total stockholder return; and

•

Share price.

All performance goals may be based upon the attainment of speciﬁed levels of our performance, or the performance of a subsidiary, division or other business unit, under one or more of the measures described above either on an absolute basis or relative to the performance of other entities. The Committee also has the authority to make adjustments to performance goals, including, but not limited to, in response to changes in applicable laws, regulations or accounting principles, to exclude the impact of restructuring, transaction costs, events not directly related to our operations or not within the reasonable control of management, and discontinued operations.

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Stock Options and Stock Appreciation Rights

The terms and conditions of stock options and stock appreciation rights granted under the Plan are determined by our Compensation Committee and set forth in an award agreement. Stock options, granted under the Plan may be “incentive stock options,” or non-qualiﬁed stock options. A stock appreciation right confers on the participant the right to receive an amount, in cash or shares of our Common Stock, equal to the excess of the fair market value of a share of our Common Stock on the date of exercise over the exercise price of the stock appreciation right, and may be granted alone or in tandem with another award. The exercise price of a stock option or stock appreciation right granted under the Plan will not be less than the fair market value of our Common Stock on the date of grant. The exercise price of a stock appreciation right granted in tandem with a stock option will be the same as the stock option to which the stock appreciation right relates.

The vesting of a stock option or stock appreciation right is subject to such conditions as the Compensation Committee may determine, which may include the attainment of performance goals, but such vesting shall generally not occur prior to the ﬁrst anniversary of the date of grant.

Restricted Stock

The terms and conditions of awards of restricted stock granted under the Plan are determined by our Compensation Committee and set forth in an award agreement. A restricted stock award granted under the Plan consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the applicable award agreement or until such time as the restrictions applicable to the award lapse. Under the Plan, the Compensation Committee has the authority to determine the participants to whom restricted stock will be granted and the terms and conditions of restricted stock awards, including whether the lapse of restrictions applicable to the award will be subject to the attainment of one or more performance goals, but such lapse of restrictions shall generally not occur prior to the ﬁrst anniversary of the date of grant.

Restricted Stock Units

A restricted stock unit is an award of a right to receive a share of our Common Stock. These awards are subject to such restrictions on transferability and other restrictions, if any, as the Compensation Committee may impose at the date or grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including without limitation a speciﬁed period of employment or the satisfaction of pre-established performance goals), in such installments, or otherwise, as the Compensation Committee may determine but such lapse of restrictions shall generally not occur prior to the ﬁrst anniversary of the date of grant.

Dividends

The Compensation Committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units), which may be deferred during the restricted period applicable to these awards, except that with respect to awards subject to performance goals, dividends or dividend equivalents shall be deferred during the restricted period applicable to these awards.

Other Cash and Equity-Based Awards

The Plan provides for other cash and equity-based awards, the form and terms of which will be as determined by the Compensation Committee, consistent with the purposes of the Plan. The vesting or payment of one of these awards may be made subject to the attainment of performance goals. The maximum amount that any participant may receive under a cash award under the Plan for any annual performance period is $10 million.

Change in Control

The Plan provides that, unless otherwise provided in an award or other agreement, including an employment agreement, or for awards that do not constitute deferred compensation under Section 409A of the Code, unless determined by the Compensation Committee in its discretion, in the event of a change in control (as deﬁned in the Plan), each award outstanding as of the change in control shall be assumed, continued, or substituted with a new award that has:

•

an intrinsic value equivalent to that of the original award; and

•

terms at least as beneﬁcial to the grantee as those contained in the original award agreement.

If within two years following a change in control, a grantee is terminated for any of the reasons described below, all of the grantee’s outstanding awards which have not yet vested shall immediately vest and become exercisable and all restrictions on such awards shall immediately lapse:

•

by the Company, for any reason other than for cause (as deﬁned in the Plan); or

•

by the grantee as a result of a constructive discharge (as deﬁned in the Plan).

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Term

No awards will be made under the Plan following May 23, 2024. Our Board or the Compensation Committee may amend or terminate the Plan at any time, provided that the amendment or termination does not adversely affect any award that is then outstanding without the award holder’s consent. We must obtain stockholder approval of an additional amendment to the Plan if stockholder approval is required to comply with any applicable law, regulation or stock exchange rule.

Tax Consequences

The following summary is intended as a general guide to the United States federal income tax consequences relating to the issuance and exercise of stock options granted under the Plan. This summary does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the optionee is subject to the alternative minimum tax). Optionees who dispose of their shares acquired upon the exercise of an incentive stock option (“ISO shares”) more than two years after the stock option grant date and more than one year after the exercise date normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the amount paid for the ISO shares. If an optionee disposes of the ISO shares within two years after the stock option grant date or within one year after the exercise date (each a “disqualifying disposition”), the optionee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the ISO shares at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the exercise price of the ISO shares being purchased. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO shares were held by the optionee. The Company will be entitled to a deduction in connection with the disposition of the ISO shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO shares.

Non-Qualiﬁed Stock Options. An optionee generally recognizes no taxable income as the result of the grant of a non-qualiﬁed stock option. Upon the exercise of a non-qualiﬁed stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is a Company employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualiﬁed stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualiﬁed stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without any limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on the Company’s deductible compensation); (ii) the exercise of an incentive stock option may have implications in the computation of the Company’s alternative minimum taxable income; (iii) certain awards under the Plan may be subject to the requirements of Section 409A of the Code (regarding nonqualiﬁed deferred compensation); and (iv) if the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes payable by the recipient. Ofﬁcers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their options. The Plan is not, nor is it intended to be, qualiﬁed under Section 401(a) of the Code, and is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended.

Speciﬁed Beneﬁts

No awards have been granted, and no shares have been issued, on the basis of the proposed 1,600,000 share increase. Future grants under the Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the beneﬁts that might be received by participants receiving discretionary grants under the Plan.

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Aggregate Past Grants Under the Plan

As of February 20, 2016, awards covering approximately 14.2 million shares of the Company’s Common Stock had been granted under the Plan over the past eight years since the initial adoption of the Plan, including shares subject to awards that expired or terminated without having been exercised or paid and became available for new award grants under the Plan. The following table shows information regarding the distribution of those awards among the persons and groups identiﬁed, option exercises and RSUs (including both time and performance-based) vesting prior to that date, and any option and RSU holdings as of such date.

	STOCK OPTIONS				RESTRICTED STOCK UNITS
Name and Position*	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise	Number of Shares Underlying Options as of February 20, 2016		Number of Shares Subject to Past Awards	Number of RSUs Vested/Paid as of February 20, 2016	Number of RSUs Outstanding and Unvested as of February 20, 2016
			Exercisable	Unexercisable
Named Executive Ofﬁcers:
Larry D. De Shon Chief Executive Ofﬁcer	250,000	250,000	—	—	767,321	393,107	270,339

David B. Wyshner President and Chief Financial Ofﬁcer	337,500	275,000	62,500	—	741,415	490,944	219,945

Ronald L. Nelson Executive Chairman of the Board	585,000	—	585,000	—	1,676,131	1,335,326	340,805

Joseph A. Ferraro President, Americas	36,000	36,000	—	—	199,239	106,451	92,024

Mark J Servodidio President, International	187,500	187,500	—	—	280,733	207,210	71,994

Total for all current Executive Ofﬁcers (including the Named Executive Ofﬁcers identiﬁed above)	1,618,500	883,500	740,000	—	4,188,890	2,930,470	1,119,076

Non-Executive Director Group	—	—	—	—	487,843**	88,063**	383,373**

All employees, including all current ofﬁcers who are not executive ofﬁcers or directors, as a group	2,553,800	2,430,450	85,850	—	5,327,798	3,700,389	914,291

Total	4,172,300	3,313,950	825,850	—	10,004,531	6,718,922	2,416,740

*	Position held as of January 1, 2016.
**	Generally reﬂects fully-vested deferred restricted stock units that will be (or have been) paid upon termination of service.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AVIS BUDGET GROUP, INC.
AMENDED AND RESTATED EQUITY AND INCENTIVE PLAN

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Stockholder Proposals for 2017 Annual Meeting

Proposals received from stockholders are given careful consideration by the Company. Stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the Company’s proxy statement for the 2017 annual meeting of stockholders if they are received by the Company on or before December 5, 2016. Any proposal should be directed to the attention of the Corporate Secretary, Avis Budget Group, Inc., 6 Sylvan Way, Parsippany, N.J. 07054. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered at the 2017 annual meeting of stockholders, such proposal must be received by the Company not later than the last date for submission of stockholder proposals under the Company’s by-laws. In order for a proposal (other than nominations of directors) to be timely under the Company’s by-laws, it must be received not less than sixty (60) days (i.e., March 26, 2017) nor more than ninety (90) days (i.e., February 24, 2017) before the anniversary date of the immediately preceding annual meeting of stockholders. In order for a director nomination to be timely under the Company’s by-laws, it must be received not less than ninety (90) days (i.e., February 24, 2017) before the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting of stockholders is called for a date that is not within twenty-ﬁve (25) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice of a stockholder proposal in order to be timely must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting of stockholders was mailed or public disclosure of the date of the annual meeting of stockholders was made, whichever occurs ﬁrst.

Additional Information

Eliminating Duplicate Mailings. If you share an address with other stockholders of the Company, you may receive notiﬁcation that you are being sent only a single copy of proxy materials (including a copy of the proxy statement and the 2015 Annual Report) or a single Notice, as applicable, unless your bank, broker or other intermediary that provides the notiﬁcation receives contrary instructions from the affected stockholders. This practice, permitted under SEC rules and commonly referred to as “householding,” is designed to provide extra convenience for stockholders and potential cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or the Notice, as applicable, please notify your broker if your shares of Common Stock are held in a brokerage account or the Company if you hold registered shares of Common Stock. You can notify the Company by sending a written request to Avis Budget Group, Inc., 6 Sylvan Way, Parsippany, N.J. 07054, Attention: Corporate Secretary or by calling (973) 496-4700 and selecting the “Investor Relations” option.

Solicitation of Proxies. The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, ofﬁcers and employees of the Company, who will receive no additional compensation therefor. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneﬁcial owners of shares of Common Stock. The Company has hired D.F. King to aid in the solicitation of proxies. It is estimated that the fee for D.F. King will be approximately $10,000 plus reasonable out-of-pocket costs and expenses. Such fee will be paid by the Company.

By Order of the Board of Directors

JEAN M. SERA
Corporate Secretary

Dated: March 29, 2016

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AVIS BUDGET GROUP, INC.

AMENDED AND RESTATED EQUITY AND INCENTIVE PLAN

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AVIS BUDGET GROUP, INC.

AMENDED AND RESTATED EQUITY AND INCENTIVE PLAN

1.     Purpose; Types of Awards; Construction.

The purpose of the AVIS BUDGET GROUP, INC. Equity and Incentive Plan, as amended and restated (the “Plan”), is to promote the interests of the Company and its Subsidiaries and the stockholders of the Company by providing ofﬁcers, employees, consultants and independent contractors (including non-employee directors) of the Company and its Subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulﬁlling their personal responsibilities for long-range and annual achievements. The Plan provides for the grant, in the sole discretion of the Committee, of options (including “incentive stock options” and “nonqualiﬁed stock options”), stock appreciation rights, restricted stock, restricted stock units and other stock- or cash-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Code may comply with such requirements, and the Plan and Awards shall be interpreted in a manner consistent with such requirements. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

2.     Deﬁnitions.

For purposes of the Plan, the following terms shall be deﬁned as set forth below:

(a)	“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.
(b)	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.
(c)	“Board” means the Board of Directors of the Company.
(d)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1) any Person is or becomes the “Beneﬁcial Owner” (as deﬁned in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneﬁcially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneﬁcial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of ofﬁce is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in ofﬁce who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(3) there is consummated a merger or consolidation of the Company with any other corporation other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneﬁcial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneﬁcially

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Owned by such Person any securities acquired directly from the Company) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(f)

“Committee” shall mean the Board, or a committee designated by the Board to administer the Plan. With respect to Awards granted to Covered Employees, such committee shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(g)	“Company” means Avis Budget Group, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.
(h)	“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.
(i)	“Effective Date” shall have the meaning set forth in Section 8(d) of the Plan.
(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.
(k)

“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(l)

“Grantee” means an employee, consultants, or independent contractor (including non-employee director) of the Company or any Subsidiary of the Company or such other individual that performs services for or provides services to the Company or any Subsidiary of the Company that has been granted an Award under the Plan.

(m)	“ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.
(n)	“NQSO” means any Option that is not designated as an ISO.
(o)	“Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.
(p)	“Other Cash-Based Award” means cash awarded under Section 6(b)(v) of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(q)

“Other Stock-Based Award” means a right or other interest granted to a Grantee under Section 6(b)(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment

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of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to a Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.
(r)

“Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company (or any division or business unit of such entity) of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (as determined in accordance with generally accepted accounting principles): (1) return on total stockholder equity; (2) earnings per share of Company Stock; (3) net income (before or after taxes); (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization (“EBITDA”); (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals, including goals related to operating and/or sales, general and administrative expenses; (9) implementation or completion of critical projects or processes; (10) cash ﬂow; (11) EBITDA margin; (12) pretax income margin; (13) gross or net proﬁt margin; (14) customer satisfaction metrics, such as net promoter scores; (15) total stockholder return; (16) share price; and (17) any combination of, or a speciﬁed increase in, any of the foregoing. The performance goals may be based upon the attainment of speciﬁed levels of performance under one or more of the measures described above relative to the performance of other entities. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval) or to the extent that an Award is not intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee in its sole discretion may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or the ﬁnancial statements of the Company or any Subsidiary of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, as applicable. The Committee’s authority to make adjustments to the Performance Goals includes, but is not limited to, the authority to exclude the impact of restructuring, transaction costs, events not directly related to the Company’s operations or not within the reasonable control of the Company’s management, and discontinued operations.

(s)

“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modiﬁed and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any Subsidiary Corporation, (2) a trustee or other ﬁduciary holding securities under an employee beneﬁt plan of the Company or any Subsidiary Corporation, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(t)	“Plan” means this Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan, as amended from time to time.
(u)	“Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.
(v)

“Restricted Stock Unit” means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a speciﬁed deferral period, which right may be conditioned on the satisfaction of speciﬁed performance or other criteria.

(w)	“Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.
(x)	“Stock” means shares of the common stock, par value $0.01 per share, of the Company.
(y)

“Stock Appreciation Right” or “SAR” means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

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(z)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as deﬁned in Section 424(f) of the Code.
(aa)

“Substitute Awards” means Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

3.     Administration.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either speciﬁcally granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, neither the Board, the Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without ﬁrst obtaining the approval of the Company’s stockholders.

All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be ﬁnal and binding on all persons, including but not limited to the Company, any Subsidiary of the Company, or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.     Eligibility.

Awards may be granted to executive ofﬁcers and other key employees, consultants and independent contractors (including non-employee directors) of the Company or its Subsidiaries, including ofﬁcers and directors who are employees, to key consultants to the Company or its Subsidiaries, and to other individuals who perform services for or provide services to the Company or its Subsidiaries. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

The aggregate grant date fair value (computed as of the date of grant in accordance with applicable ﬁnancial accounting rules) of all equity Awards granted to any individual non-employee director in any calendar year (excluding Awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers and any stock dividends payable in respect of outstanding awards) shall not exceed $1.0 million.

5.     Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 20.1 million shares of Stock (all of which such shares of Stock may be granted as ISOs), subject to adjustment as provided herein; provided that each Award granted hereunder after March 18, 2009 (other than Awards in respect of Options and SARS) shall be

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counted against the foregoing share limit as 1.18 shares for every one share actually issued in connection with such Award. Subject to adjustment as provided herein, no more than 1,000,000 shares of Stock may be made subject to Awards granted to an individual in a single calendar year.

Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares of Stock may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock subject to an Award are forfeited, or cancelled or if an Award terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any Awards such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, shares of Stock surrendered or withheld as payment of either the exercise price of an Award (including shares of Stock otherwise underlying an Award of a SAR that are retained by the Company to account for the grant price of such SAR) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the Performance Goals applicable to outstanding Awards.

6.     Speciﬁc Terms of Awards.

(a) General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b) Types of Awards. The Committee is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine at the date of grant or thereafter.

(i) Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

   (A) Type of Award. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

    (B) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, through a “broker cashless exercise” procedure approved by the Committee, a combination of the above, or any other method approved by the Committee, in any case in an amount having a combined value equal to such exercise price.

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    (C) Term and Exercisability of Options. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted unless the Committee determines that a future date is advisable. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reﬂected in the Award Agreement; provided, that (i) subject to clause (ii) below, no Option granted to an employee of the Company or a Subsidiary (other than Substitute Awards) shall vest prior to the ﬁrst anniversary of the date on which the Option is granted and (ii) the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

    (D) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares of Stock acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

(ii) SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

    (A) In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Unless otherwise speciﬁed in the Award Agreement, payment of an SAR shall be made in Stock.

    (B) Term and Exercisability of SARs. The date on which the Committee adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted unless the Committee determines that a future date is advisable. SARs shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reﬂected in the Award Agreement; provided, (i) subject to clause (ii) below, no SAR granted to an employee of the Company or a Subsidiary (other than Substitute Awards) shall vest prior to the ﬁrst anniversary of the date on which the SAR is granted and (ii) that the Committee shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate.

    (C) Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). A SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent.

(iii) Restricted Stock: The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

    (A) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Notwithstanding the above, (i) subject to clause (ii) below, no award of Restricted Stock granted to an employee of the Company or a Subsidiary (other than Substitute Awards) shall vest prior to the ﬁrst anniversary of the date on which such award is granted, and (ii) the Committee shall have the authority to accelerate the exercisability of any outstanding award of Restricted Stock at such time and under such circumstances as it, in its sole discretion, deems appropriate. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

    (B) Certiﬁcates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certiﬁcates representing Restricted Stock are registered in the name of the Grantee, such certiﬁcates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certiﬁcate.

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    (C) Dividends. Except to the extent restricted under the applicable Award Agreement, dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, provided, however, that with respect to dividends payable on Restricted Stock subject to restrictions based upon the attainment of Performance Goals, such dividends shall be deferred until, and not paid unless, such restrictions lapse.

(iv) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

    (A) Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Awards as it, in its discretion, deems appropriate, including, but not limited to, achievement of Performance Goals. Notwithstanding the above, (i) subject to clause (ii) below, no award of Restricted Stock Units granted to an employee of the Company or a Subsidiary (other than Substitute Awards) shall vest prior to the ﬁrst anniversary of the date on which such award is granted, and (ii) the Committee shall have the authority to accelerate the exercisability of any outstanding award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate.

  (B) Beneﬁt Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

  (C) Dividend Equivalents. Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments (“Dividend Equivalents”) with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents; provided, however, that with respect to Dividend Equivalents payable on Awards subject to the achievement of Performance Goals, such Dividend Equivalents shall be deferred until, and not paid unless, the shares of Stock underlying the Award are issued to the Grantee.

(v) Other Stock-or Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon the achievement of Performance Goals and, if so granted, such goals shall relate to periods of performance determined by the Committee in its sole discretion; provided that for Awards that are intended to constitute “qualiﬁed performance-based compensation” pursuant to Section 162(m) of the Code, such goals shall relate to periods of performance of not less than one calendar year. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The maximum amount that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(v) that are intended to be “qualiﬁed performance-based compensation” pursuant to Section 162(m) of the Code in respect of any annual performance period is $10 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payment in respect of Awards earned hereunder may be decreased or increased in the sole discretion of the Committee based on such factors as the Committee deems appropriate; provided, however, that any Award that is made to a Covered Employee and that is intended to constitute “qualiﬁed performance-based compensation” pursuant to Section 162(m) of the Code must preclude discretion to increase the amount of compensation payable thereunder (but may allow the Committee discretion to decrease the amount of compensation payable thereunder). No payment in respect of any Award that is intended to be “qualiﬁed performance-based compensation” pursuant to Section 162(m) of the Code shall be made to a Covered Employee prior to the certiﬁcation by the Committee that the Performance Goals have been attained. The Committee may establish other such rules applicable to Other Stock- or Cash-Based Awards as it determines in its sole discretion, provided that to the extent that such rules are to apply to Awards intended to be “qualiﬁed performance-based compensation,” such rules shall not be inconsistent with the requirements of Section 162(m) of the Code.

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(c) Termination of Service. Except as otherwise set forth in the Award Agreement, each Award shall terminate immediately upon the Grantee’s termination of service with the Company or any of its Subsidiaries, except that the Grantee shall have 90 days following the date of such termination of service to exercise any portion of an Option or SAR that he could have exercised on the date of such termination of service; provided, however, that such exercise must be accomplished prior to the expiration of the Award term. Notwithstanding the foregoing, except as otherwise set forth by the Committee in the Award Agreement, if the Grantee ‘s termination of service is due to his total and permanent disability (as deﬁned in any agreement between the Grantee and the Company or, if no such agreement is in effect, as determined by the Committee in its good faith discretion) or death, the Grantee, or the representative of the estate of the Grantee, as the case may be, may exercise any portion of the Option or SAR which the Participant could have exercised on the date of such termination for a period of six months thereafter; provided, however, that such exercise must be accomplished prior to the expiration of the Award term. Notwithstanding the foregoing, except as set forth by the Committee in the Award Agreement, in the event of a termination of the Grantee‘s service with the Company or any of its Subsidiaries for Cause, the unexercised portion of the Option or SAR shall terminate immediately and the Grantee shall have no right thereafter to exercise any part of the Award.

7.     Change in Control Provisions

(a) Unless the applicable Award Agreement provides otherwise or in the case of Awards that do not constitute deferred compensation under Section 409A of the Code, unless otherwise determined by the Committee in its discretion, in the event of a Change in Control, (i) each Award outstanding as of the Change in Control shall be assumed, continued, or substituted, effective as of the consummation of the Change in Control, with a new award with an intrinsic value equivalent to that of the original Award and on terms at least as beneﬁcial to the Grantee as those contained in the Grantee’s original Award Agreement (as determined by an independent third party) and (ii) in the event that, within two years following a Change in Control, the Grantee’s service with the Company and its afﬁliates is terminated (x) by the Company or any of its afﬁliates for any reason other than for Cause or (y) the Grantee as a result of a Constructive Discharge, all outstanding Awards granted to a Grantee which have not theretofore vested shall immediately vest and become exercisable and all restrictions on such Award shall immediately lapse.

(b) “Constructive Discharge” shall have the meaning assigned to such term (or a similar term) in any individual employment agreement or offer letter entered into between the Grantee and the Company or one of its Subsidiaries. If the Grantee has not entered into any such agreement, or such agreement does not deﬁne the term “Constructive Discharge,” a termination of service as a result of Constructive Discharge shall mean a termination of service by the Grantee from the Company and its Subsidiaries following either (i) a material reduction in the Grantee’s base compensation, (ii) a material adverse change in the nature or status of the Grantee’s duties or responsibilities from those in effect immediately prior to a Change in Control, or (iii) a relocation of more than 30 miles from the Grantee’s principal place of employment immediately prior to the Change in Control; provided, that, in each case, the Grantee shall not be permitted to terminate service as a result of the Constructive Discharge unless the Grantee provides the Company with written notice of the occurrence of the action constituting Constructive Discharge within 30 days following the occurrence of such action, the Grantee provides the Company with a minimum of 30 days following delivery of the written notice to cure such action, and the Grantee terminates service within 90 days following the occurrence of such action.

(c) “Cause” shall have the meaning assigned to such term (or a similar term) in any individual employment agreement or offer letter entered into between the Grantee and the Company or one of its Subsidiaries. If the Grantee has not entered into any such agreement, or such agreement does not deﬁne the term “Cause,” a termination of service for Cause shall mean: (i) the Grantee’s willful failure to substantially perform his duties as an employee of the Company or any Subsidiary (other than any such failure resulting from the Grantee’s incapacity due to physical or mental illness); (ii) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company or any Subsidiary; or (iii) conviction of a felony or any crime involving moral turpitude (which conviction, due to the passage of time or otherwise, is not subject to further appeal).

8.     General Provisions

(a) Nontransferability. Awards shall not be transferable by a Grantee except by will or with the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit an Award to be transferred to a “family member” (within the meaning of Section A.1(a)(5) of the general instructions of Form S-8) for estate planning purposes and for no value, provided that such transfer shall only be valid upon execution of a written instrument in form

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and substance acceptable to the Committee in its sole discretion evidencing such transfer and the transferee’s acceptance thereof signed by the Grantee and the transferee, and provided, further, that such Award may not be subsequently transferred other than by will or by the laws of descent and distribution or to another “family member” (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and the applicable Award agreement. In addition, an Award shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and an Award shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an Award or in the event of any levy upon an Award by reason of any execution, attachment or similar process contrary to the provisions of the Plan or the applicable Award agreement, such transfer shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

(b) No Right to Continued Employment, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company or Subsidiary of the Company or to be entitled to any remuneration or beneﬁts not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or independent contractor relationship.

(c) Taxes. The Company or any Subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations. The Committee may provide in the Award Agreement that in the event that a Grantee is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, such withholding and other taxes shall be satisﬁed with shares of Stock to be received upon settlement or exercise of such Award equal to the minimum amount required to be withheld.

(d) Stockholder Approval; Amendment and Termination.

(i) The Plan shall take effect upon its adoption by the Board (the “Effective Date”).

(ii) The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee, without such Grantee’s consent, under any Award theretofore granted under the Plan.

(e) Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on May 23, 2024, provided that no ISO may be granted under the Plan more than ten years after the date of adoption by the Board. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Grantee, without such Grantee’s consent, under any Award theretofore granted.

(f) Deferrals. The Committee shall have the authority to establish such procedures and programs that it deems appropriate to provide Grantees with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan; provided, however, to the extent that such deferral is subject to Section 409A of the Code, the rules and procedures established by the Committee shall comply with Section 409A of the Code.

(g) No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided speciﬁcally herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by the Award until the date of the issuance of a Stock certiﬁcate to him for such shares or the issuance of shares to him in book-entry form.

(h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

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(i) No Fractional Shares. No fractional shares of Stock shall be required to be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Regulations and Other Approvals.

(i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualiﬁcation of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualiﬁcation, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv) The Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Company’s interests.

(k) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conﬂict of laws principles thereof.

###

IMPORTANT ANNUAL MEETING INFORMATION

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 24, 2016.

Vote by Internet
●	Go to www.envisionreports.com/CAR
●	Or scan the QR code with your smartphone
●	Follow the steps outlined on the secure website

Vote by telephone

●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors unanimously recommends a vote “FOR” Items 1 – 4. This proxy will be voted as directed, or, if no direction is indicated, will be voted “FOR” Items 1 – 4.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain			For	Against	Abstain
	1.1 Ronald L. Nelson	☐	☐	☐	1.2 Alun Cathcart	☐	☐	☐	1.3 Brian J. Choi		☐	☐	☐
	1.4 Mary C. Choksi	☐	☐	☐	1.5 Leonard S. Coleman	☐	☐	☐	1.6 Larry D. De Shon		☐	☐	☐
	1.7 Jeffrey H. Fox	☐	☐	☐	1.8 John D. Hardy, Jr.	☐	☐	☐	1.9 Lynn Krominga		☐	☐	☐
	1.10 Eduardo G. Mestre	☐	☐	☐	1.11 F. Robert Salerno	☐	☐	☐	1.12 Stender E. Sweeney		☐	☐	☐
	1.13 Sanoke Viswanathan	☐	☐	☐
						For	Against	Abstain			For	Against	Abstain
2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016.					☐	☐	☐	3.	Advisory approval of the compensation of our named executive officers.	☐	☐	☐
4.	Approval of the Avis Budget Group, Inc. Amended and Restated Equity and Incentive Plan.					☐	☐	☐

B	Authorized Signatures —	This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/	/

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

02AYCB

AVIS BUDGET GROUP, INC.

THIS IS YOUR PROXY.
YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting of Stockholders, you can ensure your shares are represented at the Meeting by promptly completing, signing and returning your proxy card to Computershare by mail, or by voting via telephone (1-866-540-5760) or via the Internet at www.envisionreports.com/CAR

ADMISSION TICKET
AVIS BUDGET GROUP, INC.
2016 Annual Meeting of Stockholders

Wednesday, May 25, 2016
11:00 a.m. Eastern Time
DoubleTree by Hilton Downtown Wilmington–Legal District
700 N. King Street
Wilmington, Delaware 19801

NON-TRANSFERABLE	NON-TRANSFERABLE

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The Proxy Statement, Annual Report and other proxy materials are available at: www.envisionreports.com/CAR

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AVIS BUDGET GROUP, INC.

Annual Meeting of Stockholders – May 25, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Ronald L. Nelson, Michael K. Tucker, and Jean M. Sera, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Avis Budget Group, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 25, 2016 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

C	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.